                                                                   EXHIBIT 10.35

================================================================================




                             POLYPHASE CORPORATION



                                       TO



                       IBJ SCHRODER BANK & TRUST COMPANY,
                                    TRUSTEE



                    ----------------------------------------



                                   INDENTURE



                          DATED AS OF DECEMBER 1, 1995



                   -----------------------------------------



                                   $1,500,000

             12% SENIOR CONVERTIBLE DEBENTURES DUE DECEMBER 1, 1997






================================================================================

                               TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
 ARTICLE ONE - DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...........   1
     SECTION 101.            Definitions.........................................   1
     SECTION 102.            Compliance Certificates and Opinions................  12
     SECTION 103.            Form of Documents Delivered to Trustee..............  13
     SECTION 104.            Notices, etc., to Trustee and Company...............  13
     SECTION 105.            Notice to Holders; Waiver...........................  14
     SECTION 106.            Conflict with Trust Indenture Act...................  15
     SECTION 107.            Effect of Headings and Table of Contents............  15
     SECTION 108.            Successors and Assigns..............................  15
     SECTION 109.            Separability Clause.................................  15
     SECTION 110.            Benefits of Indenture...............................  16
     SECTION 111.            Governing Law.......................................  16
     SECTION 112.            Legal Holidays......................................  16
     SECTION 113.            No Security Interest Created........................  16
     SECTION 114.            Liability Solely Corporate..........................  16
     SECTION 115.            Counterparts........................................  17
     SECTION 116.            Further Instruments and Acts........................  17

ARTICLE TWO - FORMS OF BONDS.....................................................  17
     SECTION 201.            Forms Generally.....................................  17
     SECTION 202.            Form of Face of Bond................................  18
     SECTION 203.            Form of Reverse of Bond.............................  20
     SECTION 204.            Form of Trustee's Certificate of Authentication.....  27

ARTICLE THREE - THE BONDS........................................................  27
     SECTION 301.            Title and Terms.....................................  27
     SECTION 302.            Denominations.......................................  28
     SECTION 303.            Execution, Authentication, Delivery and Dating......  28
     SECTION 304.            Temporary Bonds.....................................  29
     SECTION 305.            Registration, Transfer and Exchange.................  29
     SECTION 306.            Mutilated, Destroyed, Lost and Stolen Bonds.........  31
     SECTION 307.            Payment of Interest; Interest Rights Preserved......  31
     SECTION 308.            Cancellation........................................  32
     SECTION 309.            Lists of Holders....................................  32

ARTICLE FOUR - SATISFACTION AND DISCHARGE........................................  33
     SECTION 401.            Satisfaction and Discharge of Company's Obligations.  33
     SECTION 402.            Application of Trust Money..........................  34


ARTICLE FIVE - DEFAULTS AND REMEDIES.............................................  34
     SECTION 501.            Event of Default....................................  34
     SECTION 502.            Acceleration........................................  37
     SECTION 503.            Other Remedies......................................  38
     SECTION 504.            Waiver of Existing Defaults.........................  38
     SECTION 505.            Control by Majority.................................  38
     SECTION 506.            Trustee May File Proofs of Claim....................  38
     SECTION 507.            Trustee May Enforce Claims Without Possession of
                               Bonds.............................................  39
     SECTION 508.            Application of Money Collected......................  39
     SECTION 509.            Limitation on Suits.................................  40
     SECTION 510.            Unconditional Right of Holders to Receive Principal,
                               Premium and Interest..............................  40
     SECTION 511.            Restoration of Rights and Remedies..................  41
     SECTION 512.            Rights and Remedies Cumulative......................  41
     SECTION 513.            Delay or Omission Not Waiver........................  41
     SECTION 514.            Undertaking for Costs...............................  41

ARTICLE SIX - THE TRUSTEE..                                                        42
     SECTION 601.            Certain Duties and Responsibilities.................  42
     SECTION 602.            Notice of Defaults..................................  43
     SECTION 604.            Certain Rights of Trustee...........................  44
     SECTION 605.            Not Responsible for Recitals or Issuance of Bonds...  45
     SECTION 606.            May Hold Bonds......................................  46
     SECTION 607.            Money Held in Trust.................................  46
     SECTION 608.            Compensation, Indemnification and Reimbursement.....  46
     SECTION 609.            Resignation and Removal; Appointment of Successor...  47
     SECTION 610.            Acceptance of Appointment by Successor..............  48
     SECTION 611.            Merger, Conversion, Consolidation or Succession to
                               Business..........................................  49
     SECTION 612.            Appointment of Authenticating Agent.................  49
     SECTION 613.            Preferential Collection of Claims Against Company...  50

ARTICLE SEVEN - CONCERNING THE HOLDERS...........................................  51
     SECTION 701.            Acts of Holders.....................................  51
     SECTION 702.            Proof of Ownership; Proof of Execution of Instruments
                               by Holders........................................  51
     SECTION 703.            Persons Deemed Owners...............................  51
     SECTION 704.            Revocation of Consents; Future Holders Bound........  52

ARTICLE EIGHT - CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.............
     SECTION 801.            Company May Consolidate, etc., Only on Certain
                               Terms.............................................  52
     SECTION 802.            Successor Corporation Substituted...................  53

ARTICLE NINE - SUPPLEMENTAL INDENTURES...........................................  53
     SECTION 901.            Supplemental Indentures Without Consent of Holders..  53



     SECTION 902.            Supplemental Indentures With Consent of Holders.....  54
     SECTION 903.            Execution of Supplemental Indentures................  55
     SECTION 904.            Effect of Supplemental Indentures...................  55
     SECTION 905.            Conformity with Trust Indenture Act.................  55
     SECTION 906.            Reference in Bonds to Supplemental Indentures.......  56
     SECTION 907.            Copies of Supplemental Indenture....................  56

ARTICLE TEN - AFFIRMATIVE COVENANTS..............................................  56
     SECTION 1001.           Financial Statements................................  56
     SECTION 1002.           Certificates; Other Information.....................  57
     SECTION 1003.           Preservation of Corporate Existence.................  58
     SECTION 1004.           Maintenance of Property.............................  58
     SECTION 1005.           Insurance...........................................  58
     SECTION 1006.           Payment of Obligations..............................  58
     SECTION 1007.           Compliance with Laws................................  59
     SECTION 1008.           Notices.............................................  59
     SECTION 1009.           Issue Taxes.........................................  60
     SECTION 1010.           Payment and Conversion of Bonds.....................  60
     SECTION 1011.           Redemption and Purchase of Bonds....................  60
     SECTION 1012.           Distributions to Holders............................  60
     SECTION 1013.           HSR Act Filing......................................  61
     SECTION 1014.           Cash Flow Ratio.....................................  61
     SECTION 1015.           Money for Bonds; Payments To Be Held in Trust.......  61
     SECTION 1016.           Officers' Certificate as to Default.................  62

ARTICLE ELEVEN - NEGATIVE COVENANTS                                                63
     SECTION 1101.           Transactions with Affiliates........................  63
     SECTION 1102.           Compliance with ERISA...............................  63
     SECTION 1103.           Restricted Payments.................................  64
     SECTION 1104.           Restrictions on Classes of Certain Indebtedness.....  64
     SECTION 1105.           Use of Proceeds.....................................  64
     SECTION 1106.           No Restrictive Agreements...........................  65

ARTICLE TWELVE - OPTIONAL REDEMPTION OF BONDS; PURCHASE ON CHANGE OF CONTROL OR
                   DELISTING.....................................................  65
     SECTION 1201.           Election to Redeem; Notice to Trustee...............  65
     SECTION 1202.           Notice of Redemption................................  65
     SECTION 1203.           Deposit of Redemption Price.........................  66
     SECTION 1204.           Bonds Payable on Redemption Date....................  66
     SECTION 1205.           Bonds Redeemed in Part..............................  67
     SECTION 1206.           Selection of Bonds To Be Redeemed...................  67



ARTICLE THIRTEEN - CONVERSION OF BONDS...........................................  69
     SECTION 1301.           Optional Conversion.................................  69
     SECTION 1302.           Issuance of Common Stock; Time of Conversion........  70
     SECTION 1303.           Adjustment of Conversion Price......................  71
     SECTION 1304.           No Fractional Shares................................  73
     SECTION 1305.           Prior Notice of Certain Events......................  74
     SECTION 1306.           Taxes and Charges...................................  74
     SECTION 1308.           Cancellation of Converted Bonds.....................  75

ARTICLE FOURTEEN - DISPOSITIONS..................................................  75
     SECTION 1401.           Dispositions By Current Management..................  75

          INDENTURE dated as of December 1, 1995, between POLYPHASE CORPORATION, a Nevada corporation (hereinafter called the "Company"), having its principal executive office at 16885 Dallas Parkway, Dallas, Texas 75248, and IBJ SCHRODER BANK & TRUST COMPANY (hereinafter called the "Trustee"), having its Corporate Trust Office at One State Street, New York, New York 10004.

                            RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its 12% Senior Convertible Debentures due December 1, 1997 (the "Bonds"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Bonds, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Bonds by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Bonds, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.   DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) the following Trust Indenture Act terms used in this Indenture have the following meanings:

          "indenture securities" means the Bonds;

          "indenture security holder" means a Holder;

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the indenture securities means the Company and any other obligor on the Bonds;

          (3) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation ("GAAP"); and

          (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act" when used with respect to any Holder has the meaning specified in SECTION 701.

          "Affiliate" of any specified Person means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Acquisition" means the acquisition by the Company of certain land in Las Vegas, Nevada in connection with the construction of a domed stadium.

          "Authenticating Agent" has the meaning specified in SECTION 612.

          "Average Price" means, when used with reference to the per share price of the Common Stock for any date, (a) the average of the high and low sale price, regular way, or, if no such sale takes place on such date the average of the high bid and low asked prices, regular way, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or (b) if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ/NMS or such other system then in use or (c) if on any such date the Common Stock is not quoted by any such organization, the average of the high bid and low asked prices as furnished by a professional market maker that is a member of the National Association of Securities Dealers, Inc. making a market in the Common Stock selected by the Board of Directors of the Company. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, "Average Price" shall mean the Fair Market Value per share of Common Stock as determined in good faith by the Board of Directors of the Company based on an opinion of an independent investment banking firm with an established reputation as a valuer of securities, which opinion may be based on such assumptions as such firm shall deem necessary and appropriate.

          "Bankruptcy Law" means Title 11, U.S. Code or any other federal or state law for the relief of debtors, as any such laws may be amended from time to time.

          "Board of Directors" means either the board of directors of the Company, or any committee of that board duly authorized to act in respect hereof.

          "Board Resolution" means a copy of a resolution duly adopted in good faith by the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Bond Register" and "Bond Registrar" have the respective meanings specified in SECTION 305(A).

          "Bonds" has the meaning stated in the first recital of this Indenture and more particularly means any Bonds authenticated and delivered under this Indenture.

          "Business Day" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Bonds means any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in that Place of Payment are authorized or obligated by law to close.

          "Change of Control" has the meaning specified in Paragraph 5 of the Bonds.

          "Closing Price" means, when used with reference to the per share price of the Common Stock for any date, (a) the last sale price, regular way, or, if no such sale takes place on such date the average of the closing bid and asked prices, regular way, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or (b) if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ/NMS or such other system then in use, or (c) if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker that is a member of the National Association of Securities Dealers, Inc. making a market in the Common Stock selected by the Board of Directors of the Company. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, "Closing Price" shall mean the Fair Market Value per share of Common Stock as determined in good faith by the Board of Directors of the Company based on an opinion of an independent investment banking firm with an established reputation as a valuer of securities, which opinion may be based on such assumptions as such firm shall deem necessary and appropriate.

          "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Common Stock" means the common stock, par value $0.01 per share, of the Company and any other successor common stock of the Company into which the Company's common stock, par value $0.01 per share, may be converted or reclassified or that may be issued in exchange or substitution therefor.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument (i) until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall include such successor Person and (ii) for purposes of any provision contained herein and required by the Trust Indenture Act, each other obligor on the Bonds.

          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman, a Vice Chairman, the President or a Vice President and by the Chief Financial Officer, the Treasurer or the Controller of the Company, and delivered to the Trustee.

          "Consolidated Net Income", for any period, means the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period (taken as a single accounting period) determined in conformity with GAAP, excluding (i) to the extent otherwise included therein, any gains or losses realized upon any sale of assets other than in the ordinary course of business and (ii) the net income (or loss) of any Person acquired by the Company or any Subsidiary in a transaction accounted for as a pooling of interests to the extent such net income (or loss) is attributable to any period prior to the date of such acquisition.

          "Consolidated Operating Cash Flow", for any period, means Consolidated Net Income plus (i) net interest expense and (ii) depreciation and amortization, minus the aggregate amount of earnings not legally available to pay all interest payable on the Bonds during such period.

          "Consultant" has the meaning specified in SECTION 1014.

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation (the "primary obligation") of another Person (the "primary obligor"), including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor or (c) to purchase or make payment for property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or that any agreements relating thereto will be complied with, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

          "Contractual Obligations" means as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

          "Conversion Price" has the meaning specified in SECTION 1301.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at One State Street, New York, New York 10004.

          "Current Management" means Paul A. Tanner and James Rudis.

          "Current Market Price" means at any date the average of the daily Closing Prices per share of Common Stock for the 20 consecutive Trading Days immediately preceding the day in question. For purposes of SECTION 1303, the term "Current Market Price" shall mean, with respect to an underwritten public offering of Common Stock for cash on a firm commitment basis, the cash price at which such Common Stock is sold to the public pursuant to such underwritten offering.

          "Default" means any event, act or condition that is, or after notice or passage of time, or both, would constitute, an Event of Default.

          "Delisting" has the meaning specified in Paragraph 5 of the Bonds.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation promulgated thereunder.

          "ERISA Affiliate" means all trades or businesses (whether or not incorporated) that are under common control with the Company or any Subsidiary that, together with the Company or any Subsidiary, are treated as a single employer under Section 414(b), 414(c), 414(m) or 414(o) of the Code.

          "ERISA Event" means as to the Company, any Subsidiary or any ERISA
Affiliate: (a) a Reportable Event described in Section 4043 of ERISA (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under such regulations); or (b) the withdrawal of the Company, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (c) the filing of a notice of intent to terminate a Pension Plan covered by Title IV of ERISA in a distress termination, or the treatment of an amendment of such Pension Plan as a termination under Section 4041 of ERISA; or (d) the institution of proceedings to terminate such a Pension Plan by the PBGC; or (e) the imposition of a lien under Section 412 of the Code or Section 302 of ERISA; or (f) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any such Pension Plan or to result in the imposition of any liability under ERISA or the Code other than for PBGC premiums due but not delinquent under Section 4007 of ERISA.

          "Event of Default" has the meaning specified in SECTION 501.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          "Fair Market Value" shall mean the amount that a willing buyer would pay a willing seller in an arm's-length transaction.

          "Financial Contracts" means, with respect to any Person, financial futures, options on financial futures, forward purchase agreements, rate swap transactions, basis swaps, forward rate transactions, swap options, bond options, interest rate options, foreign exchange transactions, cap, floor and collar transactions, currency and cross-currency swap transactions and options thereon and any other similar transactions, options thereon and any combination of any of the foregoing entered into by such Person.

          "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

          "Governmental Authority" means the government of any nation, state or other political subdivision thereof, any central bank thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Holder" means a person in whose name a Bond is registered in the Bond Register.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations of the Federal Trade Commission thereunder.

          "Indebtedness" means as to any Person (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar credit transactions, whether or not matured), (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all obligations to pay the deferred purchase price of property or services, except trade accounts payable or other accrued liabilities to trade creditors arising in the ordinary course of business; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all obligations under leases that have been or should be, in accordance with GAAP, recorded as capital leases; (f) all obligations of the type referred to in any of the preceding clauses (a) through (e) of other Persons secured by any Lien (other than Liens in favor of lessors under leases other than leases included in the preceding clause (e)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person; and (g) any Contingent Obligation for any of the foregoing.

          "Indenture" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Bonds.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capitalized lease obligation, or any financing lease having substantially the same economic effect as any of the foregoing).

          "Major Holder" means a Holder of at least $500,000 aggregate principal amount of Bonds; provided that, for the purposes of this definition, all investment companies registered under the Investment Company Act of 1940, as amended, that are part of the same family of investment companies (as defined in Rule 144A under the Securities Act) shall collectively be deemed to be a single "Holder."

          "Material Subsidiary," as of any date, means any Subsidiary of the Company (i) having total assets in excess of 10% of the consolidated total assets of the Company and its Subsidiaries, determined as of the end of the most recently ended fiscal quarter of the Company, as adjusted to reflect any material change in capital stock or paid in capital since that date, or (ii) which shall have accounted for more than 10% of Consolidated Operating Cash Flow for any of the three most recently ended fiscal years of the Company.

          "Maturity" when used with respect to any Bond means the date on which the principal of or premium on such Bond or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, purchase at the option of the Holder thereof or otherwise.

          "Multiemployer Plan" means a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA as to which the Company, any Subsidiary, or any ERISA Affiliate could have any direct or indirect liability, obligation or commitment of any nature (absolute, accrued, contingent or otherwise).

          "NASDAQ/NMS" means the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System.

          "Officers' Certificate" means a certificate signed by the Chairman, a Vice Chairman, the President or a Vice President, and by the Chief Financial Officer, the Treasurer or the Controller of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company (including an employee of the Company) and who shall be reasonably satisfactory to the Trustee, which is delivered to the Trustee.

          "Outstanding" when used with respect to Bonds, means, as of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture, except:

          (i) Bonds theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Bonds for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture; and

          (iii) Bonds that have been surrendered pursuant to SECTION 306 or in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture, other than any such Bonds in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Bonds outstanding have performed any Act hereunder, Bonds owned by the Company or any other obligor upon the Bonds or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Bonds that the Trustee knows to be so owned shall be so disregarded. Bonds so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Bonds and that the pledgee is not the Company or any other obligor upon the Bonds or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Bonds have performed any Act hereunder, the principal amount of a Bond that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to SECTION 502.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Bonds on behalf of the Company.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Pension Plan" means any Plan that is subject to Title IV of ERISA or the minimum funding standards of Section 412 of the Code.

     "Person" means any individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, association, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Place of Payment" when used with respect to the Bonds of means the place or places where the principal of (and premium, if any) and interest on the Bonds are payable as specified pursuant to SECTION 301.

     "Plan" means at any time, an employee benefit plan as defined in Section 3(3) of ERISA as to which the Company or any Subsidiary could have any direct or indirect liability, obligation or commitment of any nature (absolute, accrued, contingent or otherwise), provided, that the term "Plan" shall not include any Multiemployer Plan.

     "Polyphase Entities" means the Company and its Subsidiaries.

     "Predecessor Bond" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purposes of this definition, any Bond authenticated and delivered under SECTION 306 in exchange for or in lieu of a mutilated, lost, destroyed or stolen Bond shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Bond.

     "Projected Consolidated Net Income," for any period, means the net income (or loss), as reasonably projected by the Company and its Subsidiaries for such period (which projections shall be based upon factual assumptions reasonably made by the Company), of the Company and its Subsidiaries on a consolidated basis, for such period (taken as a single accounting period) determined in conformity with GAAP, excluding (i) to the extent otherwise included therein, any gains or losses realized upon any sale of assets other than in the ordinary course of business and (ii) the net income (or loss) of any Person acquired by the Company or any Subsidiary in a transaction accounted for as a pooling of interests to the extent such net income (or loss) is attributable to any period prior to the date of such acquisition.

     "Projected Consolidated Operating Cash Flow," for any period, means Projected Consolidated Net Income plus (i) net interest expense and (ii) depreciation and amortization, minus the aggregate amount of earnings not legally available to pay all interest on the Bonds during such period, in each case as reasonably projected by the Company and its Subsidiaries in such period, which projections shall be based upon factual assumptions reasonably made in good faith by the Company.

     "Projected Fixed Charges" means the sum of the following: (i) the maximum total interest charges and expense plus (ii) all scheduled payments of principal of (and premium, if any) of Indebtedness, in each case reasonably projected by the Company to be paid or payable by the Company and its Subsidiaries in any fiscal year of the Company ending on or before December 1, 1997, which projections shall be based upon factual assumptions reasonably made in good faith by the Company.

     "Purchase Date" means the date fixed for purchase, pursuant to Paragraph 5 of the Bonds, of any Bond pursuant to this Indenture.

     "Purchase Price" means, when used with respect to any Bond to be purchased pursuant to Paragraph 4 or 5 of the Bonds, the price for purchase of such Bond pursuant to this Indenture at the Purchase Date.

     "Purchasers" means the Persons who accept and agree to the terms of the Securities Purchase Agreement as indicated by signature on an execution page of such Agreement, and shall include any indirect or direct transferees of Bonds pursuant to such Agreement.

     "Record Date" shall mean the fifteenth day preceding an Interest Payment Date.

     "Redemption Date" means the date fixed for redemption, pursuant to Paragraph 2 of the Bonds, of any Bond pursuant to this Indenture.

     "Redemption Price" means, when used with respect to any Bond to be redeemed, the price for redemption of such Bond pursuant to this Indenture at the Redemption Date.

     "Registrar" means the Bond Registrar.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, between the Company and the Purchasers.

     "Requirements of Law" means, as to any Person, any foreign, federal, state or local law, treaty, rule or regulation and any determination, judgment, order, decree or award of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Reserve Fund" has the meaning specified in SECTION 1005.

     "Responsible Officer" when used with respect to the Trustee means any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or Assistant Trust Officer assigned by the Trustee to administer its corporate trust matters, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as December 1, 1995, by and among the Company, Merrill Lynch World Income Fund, Inc. and Convertible Holdings, Inc.

     "Special Record Date" has the meaning specified in SECTION 105.

     "Stated Maturity" when used with respect to any Bond or any principal thereof or premium thereon or installment of interest thereon means the date specified in such Bond as the date on which such principal, premium or installment of interest is due and payable.

     "Subsidiary" means, as to any Person, (a) any corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof and (b) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof. Unless otherwise qualified, all references in this Indenture to a "Subsidiary" or "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Company.

     "Trading Day" means any day on which the applicable national securities exchange on or the applicable national securities market in which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange or national securities market, a Business Day.

     "Transfer Restricted Securities" means securities that are required to bear the legend set forth in SECTION 201(B).

     "Trigger Date" has the meaning specified in Paragraph 2 of the Bonds.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and in force at the date as of which this instrument was executed.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

     "Vice President" includes with respect to the Company and the Trustee, any Vice President of the Company or the Trustee, as the case may be, whether or not designated by a number or word or words added before or after the title "Vice President."

SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company to the Trustee to take or refrain from taking any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate, in form and substance reasonably satisfactory to the Trustee, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that such certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that such certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  NOTICES, ETC., TO TRUSTEE AND COMPANY.

     Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if delivered in person or mailed, first-class postage prepaid, to or with the Trustee addressed to its Corporate Trust Office at the address specified in the first paragraph of this instrument, Attention: Corporate Trust & Agencies Administration; or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or airmail postage prepaid if sent from outside the United States, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Treasurer, or at any other address previously furnished in writing to the Trustee and each Holder by the Company.

     Any such Act or other document shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 105.  NOTICE TO HOLDERS; WAIVER.

     Where this Indenture provides for notice to Holders of any event or any other communication to Holders, such notice or other communication shall be sufficiently given to Holders (unless otherwise herein expressly provided) if in writing and delivered in person or mailed, first-class postage prepaid, to such Holders as their names and addresses appear in the Bond Register, within the time prescribed. Any notice provided to Holders pursuant hereto shall be provided to the Trustee as well, in the manner set forth in SECTION 104.

     In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, such notice or other communication shall be sent by telex, telecopy or other facsimile transmission or by overnight courier, provided that any such notice or other communication sent to any Holder in any such manner shall be deemed to be given only upon receipt by such Holder.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.
Such waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder, shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

     The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date (the "Special Record Date") for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day prior to such first solicitation or vote, as the case may be. With regard to any such record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action or to revoke any such act, whether or not such Holders continue to be Holders after such record date.

     Holders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Bonds.

SECTION 106.  CONFLICT WITH TRUST INDENTURE ACT.

     If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision required to be included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act (an "incorporated provision"), such incorporated provision shall control.

     If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

     If at such time as it becomes necessary to qualify the Indenture under the Trust Indenture Act and any provision of this Indenture conflicts with the Trust Indenture Act, the Company, when authorized by a Board Resolution, and the Trustee shall enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, to amend the Indenture to provide for the Indenture to qualify under the Trust Indenture Act, all subject to and in accordance with the provisions of ARTICLE NINE.

SECTION 107.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 108.  SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture and the Bonds by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

SECTION 109.  SEPARABILITY CLAUSE.

     In the event that any one or more of the provisions contained in this Indenture or in the Bonds, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any jurisdiction, in any respect and for any reason, the validity, legality and enforceability of any such provision in every other respect, and in any other jurisdiction, and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent provided by law.

SECTION 110.  BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto, any Bond Registrar, any Paying Agent and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 111.  GOVERNING LAW.

     This Indenture and the Bonds shall be deemed to be contracts made and to be performed entirely in the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to the conflicts of law rules of said State.

SECTION 112.  LEGAL HOLIDAYS.

     Unless otherwise specified pursuant to this Indenture or in any Bond, in any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Bond shall not be a Business Day at any Place of Payment for the Bonds, then (notwithstanding any other provision of this Indenture or of the Bonds) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Purchase Date or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be, to such Business Day if such payment is made on such Business Day.

SECTION 113.  NO SECURITY INTEREST CREATED.

     Nothing in this Indenture or in the Bonds, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

SECTION 114.  LIABILITY SOLELY CORPORATE.

     No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on any Bonds, or any part thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company (or any incorporator, stockholder, officer or director, as such, of any predecessor or successor corporation), either directly or through the Company (or any such predecessor or successor corporation), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Bonds are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, as such, past, present or future, of the Company (or any incorporator, stockholder, officer or director, as such, of any such predecessor or successor corporation), either directly or indirectly through the Company or any such predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Bonds or to be implied herefrom or therefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Bonds; provided, however, that nothing contained herein or in the Bonds shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock of the Company upon or in respect of the shares of capital stock of the Company not fully paid.

SECTION 115.  COUNTERPARTS.

     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 116.  FURTHER INSTRUMENTS AND ACTS.

     Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                                  ARTICLE TWO

                                FORMS OF BONDS

SECTION 201.  FORMS GENERALLY.

          (a) The Bonds and the Trustee's certificate of authentication shall be substantially in the forms set forth in this Article, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as are appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation of any securities exchange on which the Bonds may be listed, or to conform to usage.

          The definitive Bonds shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Bonds, as conclusively evidenced by their execution of such Bonds.

          (b) The following legend shall appear at the top of the face of the form of Bond set forth in SECTION 202 until such time as the Trustee receives an opinion of Counsel that the same is no longer required under the Securities Purchase Agreement:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS."

          At such time that the Trustee receives an opinion of counsel that a Bond is no longer a Transfer Restricted Security, the provision set forth in
SECTION 203 requiring the Holder to (a) disclose its compliance with an exemption from registration under the Securities Act provided by Rule 144 or Rule 144A or (b) provide documents to evidence compliance with the conditions of certain transfers, shall be removed from the form of such Bond.

SECTION 202.  FORM OF FACE OF BOND.

                             POLYPHASE CORPORATION

                       12% SENIOR CONVERTIBLE DEBENTURES
                              DUE DECEMBER 1, 1997

NO. _____________                                            $________________

     Polyphase Corporation, a corporation duly organized and existing under the laws of the State of Nevada (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to) for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of _________________________ Dollars on December 1, 1997, and to pay interest thereon from December 1, 1995 or from the most recent Interest Payment Date to which interest has been paid, semi-annually on December 1 and June 1 in each year, commencing June 1, 1996, at the rate of 12% per annum, until the principal hereof is paid. In the event that, (i) the Company shall have received a written request to effect a registration of securities under the Securities Act pursuant to Section 2.1 of the Registration Rights Agreement and, for any reason whatsoever, (ii) either (A) the Company shall not have filed with the Commission a registration statement with respect to such registration in accordance with Section 2.1 and the other applicable provisions of the Registration Rights Agreement or (B) such registration statement shall have been so filed but shall not have been declared effective by the Commission, in either case on or before the 90th day following the receipt by the Company of such written request, the interest rate in respect of the Bonds shall, on such date, increase to 12 1/4% per annum, and shall further increase on the last day of each consecutive fiscal quarter of the Company thereafter by an additional
1/4%; provided, however, that the interest rate shall revert to 12% per annum when such registration statement has been filed as aforesaid and declared effective by the Commission. The interest so payable, and punctually paid, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date immediately preceding such Interest Payment Date. The Company shall pay interest on overdue principal (and premium, if any) at the interest rate then in effect plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful. Interest on this Bond shall be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of (and premium, if any) and interest on this Bond shall be payable at the Corporate Trust Office of the Trustee and at the office or agency of the Company at 16885 Dallas Parkway, the City of Dallas, the State of Texas, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made at the Corporate Trust Office of the Trustee, by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or by wire transfer of immediately available funds to an account previously designated to the Company by such Person at least three Business Days prior to the Interest Payment Date.

     Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its seal.

Dated:

                                    POLYPHASE CORPORATION


                                    By:
                                        ----------------------------------
                                    Title:
                                          --------------------------------

TRUSTEE'S CERTIFICATE OF            Attest:
     AUTHENTICATION

IBJ SCHRODER BANK & TRUST           --------------------------------------
COMPANY, as Trustee, certifies      Secretary
that this is one of the Bonds
referred to in the Indenture.

by
  -----------------------------
     Authorized Signatory


SECTION 203.  FORM OF REVERSE OF BOND.

     1. The Indenture. This Bond is one of a duly authorized issue of Bonds of the Company designated as its 12% Senior Convertible Debentures due December 1, 1997 (herein called the "Bonds"), limited in aggregate principal amount to $1,500,000, issued and to be issued under an Indenture, dated as of December 1, 1997 (herein called the "Indenture"), between the Company and IBJ Schroder Bank & Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Bonds and of the terms upon which the Bonds are, and are to be, authenticated and delivered. The terms of the Bonds include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 as amended and in effect on the date of the Indenture. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Initially, IBJ Schroder Bank & Trust Company, as Trustee, will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without notice. The Company may act in any such capacity.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture which has in it the text of the Bond. Requests may be made to: Polyphase Corporation, 16885 Dallas Parkway, Dallas, Texas 75248, Attention: Corporate Secretary.

       2. Optional Redemption. Subject to the conditions set forth below, the Company may, at its option, redeem the Bonds, in whole at any time or in part from time to time, at the following redemption prices (expressed as a percentage of principal amount), payable in cash, in each case together with accrued interest to the Redemption Date:

                Redemption Period               Percentage
                -----------------               ----------
               Within 12 months of                 105%
                the date hereof
               Thereafter                          104%

     Notwithstanding the preceding provisions of this Paragraph 2, the Company shall not have the right to redeem any Bonds pursuant to this Paragraph 2 unless
(a) the Average Price per share of Common Stock for each of any 40 Trading Days occurring in a period of 60 consecutive Trading Days shall have exceeded 250% of the Conversion Price in effect on such day and (b) the Company shall have given to each Holder, in accordance with SECTION 105 of the Indenture, within 10 days following the last day of such 60-day period (the "Trigger Date"), written notice of such event, in which case the Company shall have the right to redeem the Bonds as hereinabove described at any time during the period commencing on the 51st day after the Trigger Date and ending on November 30, 1997.

     3. Notice of Redemption. Notice of redemption pursuant to Paragraph 2 hereof will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder of Bonds to be redeemed at its registered address. If money sufficient to pay the Redemption Price of and accrued interest on all Bonds (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the Redemption Date, on and after the Redemption Date, interest will cease to accrue on such Bonds or portions thereof.

     4. Use of Proceeds Put Provision. In the event that the Company uses any of the proceeds of the issuance of the Bonds other than to fund the purchase price for the Acquisition, the Company shall immediately provide the Holders with written notice of such other use. In such event, the Holders have the right for a period of 90 days from the date such notice is received, at its option, to require the Company to purchsae all or any portion of such Holder's Bonds at a price equal to the Purchase Price plus accrued but unpaid interest through the date such Bonds are purchased by the Company.

     5. Put Provision. In the event of a Change of Control or a Delisting (each as hereinafter defined), each Holder shall have the right, at its option, to require the Company to purchase all or any portion of such Holder's Bonds at a price equal to the greater of (a) the Current Market Price per share of Common Stock (determined with reference to the date described in the following clause (i) or (ii), as applicable) multiplied by the number of shares of Common Stock into which the aggregate principal amount of such Bonds is convertible at the Conversion Price in effect on (i) in the event of a merger or consolidation described in clause
(d)(i) or (d)(ii) of the definition of Change of Control set forth below, the earlier of (A) the date of execution of the definitive merger or consolidation agreement in respect of such merger or consolidation and (B) the date any of the principal terms of such merger or consolidation are publicly announced or (ii) in the event of any other Change of Control, the date such Change of Control occurs, and (b) the Redemption Price in effect on the date of such event, plus accrued and unpaid interest to the Purchase Date, as provided in, and subject to the terms of, the Indenture.

     A "Change of Control" shall be deemed to have occurred if and at the time that:

          (a) any Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act), other than Current Management (which for purposes of this clause (a) shall include any Person to whom Current Management may transfer Common Stock pursuant to SECTION 1401 of the Indenture) or their Affiliates, is or becomes the beneficial owner, directly or indirectly, of outstanding shares of stock of the Company entitling such Person or Persons to exercise 50% or more of the total voting power of all classes of stock of the Company entitled to vote in the election of directors (the term "beneficial owner" shall be determined in accordance with Rules 13d-3 and 13d-5 promulgated by the Commission under the Exchange Act);

          (b)(i) Current Management (including their Affiliates, other than the Company, and any Person to whom Current Management may transfer Common Stock pursuant to SECTION 1401 of the Indenture) cease to be the beneficial owner, directly or indirectly, in the aggregate, of shares of Common Stock having a fair market value (based on the most recent Closing Price per share of the Common Stock) of at least $12,500,000; (ii) any member of Current Management ceases to be a director or executive officer (within the meaning of Rule 3b-7 promulgated by the Commission under the Exchange Act) of the Company; or (iii) any member of Current Management ceases to devote a substantial part of his time to the Company's business;

          (c) the Company conveys, transfers or leases all or substantially all of its assets to any other Person; or

          (d) the Company consolidates or merges with or into any other Person and (i) the Company is not the surviving corporation, (ii) the Company's earnings per share of Common Stock determined on a pro forma basis, giving effect to such merger or consolidation, for its fiscal year most recently ended and any subsequent interim period with respect to which financial statements are required to be delivered pursuant to SECTION 1201 of the Indenture, shall be less than the Company's historical earnings per share for either such period, which determination shall be made by the Board of Directors, as evidenced by a Board Resolution, within five (5) days following the consummation of such consolidation or merger, or (iii) at any time prior to the last day of the 36th full calendar month following such consolidation or merger, persons who have continuously served as officers or directors of the Company for a period of at least 24 months immediately prior to the effective date of such consolidation or merger cease to constitute a majority of the board of directors of the Person formed by such consolidation or into or with which the Company is merged.

     A "Delisting" shall be deemed to have occurred if and at such time as the Common Stock is neither (a) listed on the New York Stock Exchange or the American Stock Exchange nor (b) admitted for trading and traded through the NASDAQ/NMS.

     Notice of each Change of Control and each Delisting shall be given to each Holder no later than ten (10) days following the occurrence of such event.

     6. Optional Conversion. Any Holder shall have the right, at its option, at any time prior to the close of business on December 1, 1997, to convert, subject to the terms and provisions of the Indenture, the principal amount of any Bond (or any portion of the principal amount thereof that is $1,000 or an integral multiple of $1,000) into such number of fully paid and non-assessable shares of Common Stock as is equal to (i) the principal amount of the Bond divided by (ii) $5.00, subject to adjustment as provided in the Indenture (such price, as so adjusted, is referred to herein as the "Conversion Price"), except that (a) with respect to any Bond, or any portion thereof, which shall be called for redemption pursuant to Paragraph 2 of the Bonds, such right shall terminate at the close of business on the Redemption Date for such Bond, or such portion, unless in any such case the Company shall default in payment of the Redemption Price due upon such redemption and (b) with respect to any Bond, or any portion thereof, delivered by a Holder for purchase by the Company pursuant to Paragraph 4 of the Bonds, such right shall terminate at the close of business on the Purchase Date for such Bond, or such portion, unless in any such case the Company shall default in payment of the Purchase Price therefor. Such conversion right shall be exercised by the surrender of the Bond or Bonds, the principal amount of which is so to be converted, to the Trustee at its Corporate Trust Office any time during usual business hours, accompanied by written notice that the Holder elects to convert such Bond or Bonds or any portion thereof and specifying the name or names (with addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company) by a written instrument or instruments of transfer in form reasonably satisfactory to the Trustee duly executed by the Holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to the Indenture.

     Upon conversion of any Bond or portion thereof, the Holder thereof shall be entitled to receive payment of all accrued and unpaid interest on such Bond or portion thereof through the date of conversion. The Company will deliver a check in the amount of such accrued and unpaid interest plus any amount in lieu of any fractional share.

     7. Defaults and Remedies. If an Event of Default shall occur and be continuing, the principal of (and premium, if any) and accrued interest on the Bonds may be declared due and payable immediately in the manner and with the effect provided in the Indenture.

     8. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

     9. Obligations Unconditional. No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

     10. Denominations, Transfers, Exchange. The Bonds are issuable only in registered form in denominations of $1,000 and any integral multiple thereof. A Holder may transfer or exchange Bonds in accordance with the Indenture. The Bond Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes permitted by the Indenture.

     11. Persons Deemed Owners. Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     12. Governing Law. The Indenture and this Bond shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of such State.

     13. No Recourse Against Others. No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on any Bonds, or any part thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of the Indenture, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company. By accepting a Bond, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Bonds.

     14. Authentication. This Bond shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Bond.

     15. Abbreviations. Customary abbreviations may be used in the name of Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).


                                   ASSIGNMENT

I or we assign and transfer this Bond to:

             (Insert assignee's social security or tax I.D. number)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Agent to transfer this Bond on the books of the Company. The Agent may substitute another to act for him.

                                  [Check One]
                                   ---------

[_]    (a)  this Bond is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144 or Rule
            144A thereunder.

                                       or

[_]    (b)  this Bond is being transferred other than in accordance with (a)
            above and documents are being furnished that comply with the conditions of transfer set forth in this Bond and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Bond in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 305 of the Indenture shall have been satisfied.

Date:                               Your Signature:
     -------------------------                     -------------------------

                                    ----------------------------------------
                                    (Sign exactly as your name appears on the other side of this Bond)

 Signature Guarantee:               ----------------------------------------

(Signature must be guaranteed by a member firm of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company)



                 OPTION OF HOLDER TO ELECT PURCHASE/CONVERSION

          If you want to elect to have all or any part of this Bond purchased by the Company pursuant to Paragraph 4 or 5 herein or converted into Common Stock pursuant to Section 1301 of the Indenture, check the appropriate box:

           [_]   Purchase/Paragraph 4 or 5      [_]  Convert/Section 1301

          If you want to have only part of the Bond purchased or converted by the Company pursuant to the above Sections, state the amount you elect to have purchased/converted:

                              $___________________

          If you want the stock certificate made out in another person's name, complete the following:

           (Insert other person's social security or tax I.D. number)

                   ________________________________________

                   ________________________________________

                   ________________________________________

                   ________________________________________

(Print or type other person's name, address and zip code)



Date:                                 Your Signature:
     ---------------------------                     ------------------------

                                    -----------------------------------------
                                    (Sign exactly as your name appears on the other side of this Bond)

 Signature Guarantee:               -----------------------------------------


(Signature must be guaranteed by a member firm of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company)

SECTION 204. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     The form of the Trustee's certificate of authentication to be borne by the Bonds shall be substantially as follows:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds issued under the within mentioned Indenture.

                                           ________________________________,
                                           as Trustee



                                           By:
                                              ------------------------------
                                                    Authorized Signatory

                                 ARTICLE THREE

                                   THE BONDS

SECTION 301.   TITLE AND TERMS.

          The aggregate principal amount of Bonds which may be authenticated and delivered under this Indenture is limited to $1,500,000, except for Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Bonds pursuant to SECTIONS 304, 305, 306, OR 906. The Bonds shall be known and designated as the "12% Senior Convertible Debentures due December 1, 1997" of the Company. The Stated Maturity of the Bonds shall be as set forth in the form of Bond included in this Article, and the Bonds shall pay interest as provided therein. The terms of the Bonds included in SECTIONS 202 and 203 are part of the terms of this Indenture.

          The principal of (and premium, if any) and interest on the Bonds shall be payable at the Corporate Trust Office of the Trustee and at the office or agency of the Company at 16885 Dallas Parkway, the City of Dallas, the State of Texas, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made at the Corporate Trust Office of the Trustee, by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or by wire transfer of immediately available funds to an account previously designated to the Company by such Person in writing at least three Business Days prior to the Interest Payment Date. The Trustee shall be the initial Paying Agent hereunder. The Company shall deposit with the Paying Agent no later than one (1) Business Day prior to the date on which the payment of principal of (and premium, if any) and/or interest on the Bonds is payable in immediately available Funds in the amounts required for such payment.

          The Bonds shall be redeemable as provided in Paragraph 2 of the Bonds and ARTICLE TWELVE.

          Each Holder of Bonds shall have the right to require the Company to purchase its Bonds as provided in Paragraph 4 of the Bonds and SECTION 1207.

          The Bonds shall be convertible as provided in ARTICLE THIRTEEN.

SECTION 302.   DENOMINATIONS.

          The Bonds shall be issuable only in registered form and in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

SECTION 303.   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Bonds shall be executed on behalf of the Company by its Chairman of the Board, its President, its Chief Financial Officer, one of its Vice Presidents or its Treasurer, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile.

          Bonds bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

          The Trustee shall authenticate and deliver Bonds from time to time for original issue up to the aggregate principal amount of $1,500,000, upon a Company Order specifying the amount of Bonds to be authenticated and the date on which the Bonds are to be authenticated. The aggregate principal amount of Bonds outstanding at any time may not exceed $1,500,000.

          Each Bond shall be dated the date of its authentication.

          No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Bond a certificate of authentication substantially in the form provided for herein duly executed by the Trustee or by an Authenticating Agent, and such executed certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Bond shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Bond to the Trustee for cancellation as provided in SECTION 308 together with a written statement (which need not comply with SECTION 102) stating that such Bond has never been issued and sold by the Company, for all purposes of this Indenture such Bond shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.   TEMPORARY BONDS.

          (a) Pending the preparation of definitive Bonds, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Bonds that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination for the Bonds substantially of the tenor of the definitive Bonds in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Company may determine to be appropriate for temporary Bonds. Every such temporary Bond shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Bonds in lieu of which they are issued.

          If temporary Bonds are issued, the Company will cause definitive Bonds to be prepared without unreasonable delay. After the preparation of definitive Bonds, the temporary Bonds shall be exchangeable for definitive Bonds, of a like Stated Maturity and with like terms and provisions, upon surrender of the temporary Bonds at the office or agency of the Company in a Place of Payment for the Bonds, without charge to the Holder, except as provided in SECTION 305 in connection with a transfer. Upon surrender for cancellation of any one or more temporary Bonds, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Bonds of authorized denominations and of a like Stated Maturity and like terms and provisions. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as definitive Bonds.

SECTION 305.   REGISTRATION, TRANSFER AND EXCHANGE.

          (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Bonds and of transfers and exchanges of the Bonds. The Trustee is hereby appointed "Bond Registrar" for the purpose of registering the Bonds and registering transfers and exchanges of the Bonds as herein provided.

          Subject to subsection (c) below, upon surrender for registration of transfer of any Bond at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Bonds of like aggregate principal amount of such denominations as are authorized for the Bonds and of a like Stated Maturity and with like terms and conditions.

          Subject to subsection (c) below, at the option of the Holder, Bonds may be exchanged for other Bonds of like aggregate principal amount of other authorized denominations and of a like Stated Maturity and with like terms and conditions, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Bonds that the Holder making the exchange is entitled to receive.

          (b) All Bonds issued upon any transfer or exchange of Bonds shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered for such transfer or exchange.

          No service charge will be made for any transfer or exchange of Bonds except as provided in SECTION 306. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer of Bonds, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

          The Company shall not be required (i) to register, transfer or exchange Bonds during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Bonds selected for redemption under SECTION 1201 and ending at the close of business on the day of such transmission, or (ii) to register, transfer or exchange any Bond so selected for redemption in whole or in part, except the unredeemed portion of any Bond being redeemed in part.

          (c) When Bonds are presented by a Holder to the Bond Registrar with a request to register the transfer of the Bonds, the Bond Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions, which shall be reasonable, are met; provided, however, that the Bonds presented or surrendered for transfer or exchange:

               (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Bond Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and

               (ii) in the case of a Bond that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

                    (A) if such Transfer Restricted Security is being
               transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder in form satisfactory to the Trustee; or

                    (B) if such Transfer Restricted Security is being
               transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder in form satisfactory to the Trustee and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Bond Registrar to the effect that such transfer is in compliance with the Securities Act.

SECTION 306.   MUTILATED, DESTROYED, LOST AND STOLEN BONDS.

          If (i) any mutilated Bond is surrendered to the Trustee at its Corporate Trust Office, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Bond, and, if required by the Company or the Trustee, there is delivered to the Company and the Trustee such security or indemnity as may be sufficient, in their judgment, to save each of them and any Paying Agent harmless from any loss which they may suffer if such Bond is replaced as described below, and neither the Company nor the Trustee receives notice that such Bond has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of like Stated Maturity and with like terms and conditions and like principal amount, bearing a number not contemporaneously Outstanding.

          In case any such mutilated, destroyed, lost or stolen Bond has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Bond, pay the amount due on such Bond in accordance with its terms.

          Upon the issuance of any new Bond under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Bond issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

SECTION 307.   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          (a) Interest on any Bond that is payable and is punctually paid on any Interest Payment Date shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date immediately preceding such Interest Payment Date notwithstanding the cancellation of such Bond upon any transfer or exchange subsequent to such Record Date. Payment of interest on Bonds shall be made at the offices of the Paying Agent or Paying Agents specified pursuant to SECTION 301 or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or, if provided pursuant to SECTION 301, by wire transfer to an account designated by the Holder pursuant to SECTION 301.

          (b) Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

          (c) The Company shall give notice to the Trustee of any increase or decrease in the interest rate on the Bonds as provided in Section 2.1 of the Registration Rights Agreement.

SECTION 308.   CANCELLATION.

          Each of the Bond Registrar and Paying Agent shall deliver to the Trustee any Bonds surrendered to it for transfer, exchange, payment or conversion. The Company may at any time deliver to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Bonds previously authenticated hereunder that the Company has not issued. All Bonds delivered to the Trustee for transfer, exchange, conversion, payment or cancellation shall be promptly canceled by the Trustee (and no one else). No Bonds shall be issued or authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Bonds held by the Trustee shall be destroyed by the Trustee, and the Trustee shall deliver a certificate to such effect to the Company. The acquisition of any Bonds by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Bonds are surrendered to the Trustee for cancellation.

SECTION 309.   LISTS OF HOLDERS.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Bond Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.   SATISFACTION AND DISCHARGE OF COMPANY'S OBLIGATIONS.

          The Company may terminate all of its obligations under this Indenture and the Bonds (except as to any surviving rights of registration of transfer or exchange of the Bonds herein expressly provided for and rights to receive payments of principal (and premium, if any) and interest on the Bonds and except as provided below) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging such termination, when

          (1)   either

               (A) all Bonds theretofore authenticated and delivered (other than Bonds that have been destroyed, lost or stolen and which have been replaced or paid as provided in SECTION 306) have been delivered to the Trustee for cancellation; or

               (B) all Bonds not theretofore delivered to the Trustee for cancellation,

                    (i)  have become due and payable; or

                    (ii) will become due and payable in full at their Stated
               Maturity within one year;

               and the Company, in the case of (i) or (ii) of this subclause
               (B), has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in cash sufficient to pay and discharge the entire indebtedness on such Bonds for principal (and premium, if any) and interest to the date of such deposit (in the case of Bonds that have become due and payable) or to the Stated Maturity (the Company hereby agreeing to promptly notify each Holder of the making of such deposit);

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to such termination of the Company's obligations under this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company under SECTIONS 301, 305, 306, 307, 309, 402, 403, 608, 1010, 1011 AND 1015 and in ARTICLE THIRTEEN shall survive until the Bonds have been paid in full. Thereafter, the Company's obligations under SECTION 608 and the last paragraph of SECTION 1015 shall survive.

SECTION 402.  APPLICATION OF TRUST MONEY.

          All money deposited with the Trustee pursuant to SECTION 401 shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

SECTION 403.  REINSTATEMENT.

     If the Trustee or Paying Agent is unable to apply any money in accordance with this ARTICLE FOUR by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Bonds shall be revived and reinstated as though no deposit had occurred pursuant to this ARTICLE FOUR until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with this ARTICLE FOUR; provided, however, that if the Company has made any payment of interest (or premium, if any) on or principal of any Bonds because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Bonds to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE FIVE

                             DEFAULTS AND REMEDIES

SECTION 501.  EVENT OF DEFAULT.

          "Event of Default" wherever used herein means any one of the following events:

               (1) the Company defaults in the payment of interest on any Bond when the same becomes due and payable and such default continues for a period of 10 Business Days;

               (2) the Company (i) defaults in the payment of principal of (or premium, if any, on) any Bond when the same becomes due and payable at its Stated Maturity, upon redemption, upon purchase at the option of the Holder thereof, upon declaration or otherwise or (ii) fails to redeem or purchase any Bonds when required pursuant to ARTICLE TWELVE;

               (3) the Company fails to comply with any of SECTIONS 801, 802, 1010, 1011, 1102, 1103, 1104, 1105 or 1106 of this Indenture;

               (4) the Company fails to comply with any of its other agreements in this Indenture or any of its agreements in the Bonds, the Securities Purchase Agreement or the Registration Rights Agreement other than its agreement in SECTION 1014 and the default continues for the period and after the notice specified below;

               (5) the ratio of Consolidated Operating Cash Flow for the Company's fiscal year most recently ended to Projected Fixed Charges is less than 1.25 to 1.0 unless (i) the Company shall have complied with the other provisions of SECTION 1014 and shall have used its best efforts to implement the recommendations of the Consultant referred to in such Section and (ii) the ratio of Consolidated Operating Cash Flow for the Company's fiscal year most recently ended to Projected Fixed Charges is not less than
     1.0 to 1.0;

               (6) the ratio of Consolidated Operating Cash Flow for the Company's fiscal year most recently ended to Projected Fixed Charges is less than 1.0 to 1.0;

               (7) any representation or warranty made by the Company herein or in the Bonds, the Securities Purchase Agreement or the Registration Rights Agreement or by the Company or any of its officers in writing furnished to the Trustee or any Holder in connection with or pursuant to this Indenture, the Bonds, the Securities Purchase Agreement or the Registration Rights Agreement shall have been false in any material respect on the date as of which made and shall continue to be false 30 days after the Company receives notice thereof;

               (8) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                   (A) commences a voluntary case relating to the Company or any Material Subsidiary;

                   (B) consents to the entry of an order for relief against it in an involuntary case;

                   (C) petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any Material Subsidiary, or of any substantial part of the property of the Company or any Material Subsidiary; or

                   (D) makes a general assignment for the benefit of its creditors;

               (9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:


                   (A) is for relief against the Company or any Material Subsidiary in an involuntary case and the order or decree remains unstayed and in effect for 30 days;

                   (B) appoints a trustee, receiver, custodian, liquidator or similar official of the Company or any Material Subsidiary or for all or any substantial part of the property of the Company or any Material Subsidiary and the order or decree remains unstayed and in effect for 60 days; or

                   (C) orders the dissolution, winding up or liquidation of the Company and the order or decree remains unstayed and in effect for 60 days;

               (10) the Company or any Material Subsidiary defaults, beyond any applicable grace period, in any payment of (i) principal of (or premium, if any) or interest on any Indebtedness the principal amount of which Indebtedness exceeds

     $500,000 or (ii) any amounts payable under any Financial Contract to which the Company or any Material Subsidiary is a party in excess of $500,000;

               (11) any judgment, order or decree for the payment of money in excess of $500,000 shall be rendered against the Company or any Subsidiary, shall not be fully covered by insurance and the insurer shall not have admitted liability with respect thereto, and within 30 days after entry thereof (or such shorter period ending one day prior to the date on which the judgment creditor could attach assets of the Company or such Subsidiary) such judgment, order or decree is not discharged or waived or the execution thereof stayed; and

               (12) any material provision of the Indenture or of any of the Bonds is found or held by any arbitrator or court to be invalid, illegal or unenforceable in any jurisdiction and for any reason.

          A default under clause (4) shall not be an Event of Default until Holders of at least 25% in principal amount of the Outstanding Bonds notify the Company of the Default and the Company does not cure the Default within 30 days after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If the Holders of at least 25% in principal amount of the Outstanding Bonds request the Trustee to give such notice on their behalf, the Trustee shall do so.

     The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event that with the giving of notice or the lapse of time or both would become an Event of Default under clause (4), (7), (10) or (11), its status and what action the Company is taking or proposes to take with respect thereto.

SECTION 502.  ACCELERATION.

          (a) If an Event of Default occurs under clauses (8) or (9) of SECTION 501, then the principal of (and premium, if any) and the accrued interest on all the Bonds shall become and be due and payable immediately without any declaration or other act on the part of the Trustee or any Holders; and the Company will pay to the Trustee, for the benefit of the Holders of such Bonds, the amount then due and payable on such Bonds for principal (and premium, if any) and interest, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          (b) If an Event of Default occurs under clauses (1) or (2) of SECTION 501, the Holder of any Bonds (other than the Company or any of its Affiliates) may at its option, by notice to the Company, declare the principal of (and premium, if any) and accrued interest on all such Bonds to be due and payable immediately. Upon such declaration, such principal, premium and interest shall be due and payable immediately.

          (c) If any other Event of Default occurs and is continuing, the Trustee by notice to the Company may, and the Trustee upon the request of the Holders of at least 25% in principal amount of the Outstanding Bonds shall, or the Holders of at least 25% in principal amount of the Outstanding Bonds by notice to the Trustee may, declare the principal of (and premium, if any) and accrued interest on all the Bonds to be due and payable immediately. Upon such declaration such principal (and premium, if any) and interest shall be due and payable immediately.

          (d) If the Company fails to pay any such amounts forthwith immediately or upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Bonds, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Bonds wherever situated.

          (e) The Holders of a majority in principal amount of the Outstanding Bonds may, by notice to the Trustee, rescind an acceleration pursuant to subsection (a) or (c) of this SECTION 502 and its consequences if all existing Events of Default have been cured or waived, except nonpayment of principal, premium or interest that has become due solely because of the acceleration, and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

SECTION 503.  OTHER REMEDIES.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion pursue any available remedy to collect the payment of principal (or premium, if any) of or interest on the Bonds or to enforce the performance of any provision of the Bonds or this Indenture, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other available remedy.

SECTION 504.  WAIVER OF EXISTING DEFAULTS.

          Subject to SECTIONS 510 and 902, Holders of a majority in principal amount of the Outstanding Bonds may, by notice to the Trustee, waive an existing Default and its consequences other than a Default in the payment of principal of (or premium, if any) or interest on any Bond. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

SECTION 505.  CONTROL BY MAJORITY.

          Holders of a majority in principal amount of Outstanding Bonds may, by notice to the Trustee, direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to SECTION 601, that the Trustee determines is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification reasonably satisfactory to it against all losses and expenses caused by taking or not taking such action. Notwithstanding the preceding provisions of this
SECTION 505, if an "Event of Default" occurs under clause (1) or (2) of SECTION 501, the Holder of any Bonds that exercises its right to accelerate the maturity of said Bonds may proceed to enforce its remedies with or without the Holders of any other Bonds at the time and place and in the manner determined by such Holder in its sole discretion.

SECTION 506.  TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under any Bankruptcy Law, as now or hereafter constituted, relative to the Company or any other obligor upon the Bonds, or the property of the Company or of such other obligor, or any of their creditors, the Trustee (irrespective of whether the principal of such Bonds shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (or premium, if any) or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Bonds allowed in such judicial proceeding; and

               (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under SECTION 608.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 507.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS.

          All rights of action and claims under this Indenture or the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Bonds in respect of which such judgment has been recovered.

SECTION 508.  APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Bonds in respect of which money has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under SECTION
     608;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Bonds, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Bonds for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

          The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section. At least 15 days before such record date, the Trustee shall, at the expense of the Company, mail to each Holder a notice that states the record date, the payment date and the amount to be paid.

SECTION 509.  LIMITATION ON SUITS.

          No Holder of any Bond shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Bonds;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Bonds shall have made written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Bonds;

it being understood and intended that no one or more of the Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other the Holders, or to obtain or to seek to obtain priority or preference over any other of the Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of the Holders.

SECTION 510. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to SECTION 307) interest on such Bond on the respective Stated Maturity or Maturities expressed in such Bond (or, in the case of redemption or purchase, on the Redemption Date or Purchase Date, as the case may be) and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired or affected without the consent of such Holder.

          Notwithstanding any other provision of this Indenture, the right of any Holder to institute suit for the enforcement of its right to convert any Bonds shall not be affected or impaired without the consent of such Holder.

SECTION 511.  RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 512.  RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders, or any of them, is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the fullest extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

SECTION 513.  DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders , or any of them, may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, or any of them, as the case may be.

SECTION 514.  UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Bond by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit other than the Trustee of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Bonds, or to any suit instituted by any Holder of a Bond for the enforcement of the payment of the principal of (or premium, if any) or interest on such Bond on or after the respective Stated Maturity or Maturities expressed in such Bond (or, in the case of redemption or purchase, on or after the Redemption Date or the Purchase Date, as the case may be).

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

          (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties as are specifically set forth in this Indenture, and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, provided that

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to the Bonds in good faith in accordance with a direction received by it pursuant to SECTION 505; and

          (4) the Trustee shall not be required to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have grounds for believing that repayment of such funds or indemnity, reasonably satisfactory to it, against such risk or liability is not reasonably assured to it.

          (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
SECTION 601 and to the provisions of the Trust Indenture Act.

SECTION 602.  NOTICE OF DEFAULTS.

          Within 30 days after the occurrence and continuation of any Default that is known to the Trustee, the Trustee shall give notice to all Holders of such Default unless such Default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Bond, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

          Notice given pursuant to this SECTION 602 shall be transmitted by mail:

          (1) to all Holders, as the names and addresses of the Holders appear in the Bond Register; and

          (2) to each Holder of a Bond whose name and address appear in the information preserved at the time by the Trustee in accordance with either of this Indenture or the Trust Indenture Act.

SECTION 603.  REPORTS BY TRUSTEE TO HOLDERS.

          If required by Section 313 (a) of the Trust Indenture Act, within 60 days after May 15 of any year, commencing the May 15 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such May 15 that complies with Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with Section 313(b)(2) of the Trust Indenture Act.
The Trustee shall also transmit by mail all reports as required by Section 313(c) and Section 313(d) of the Trust Indenture Act.

          Reports pursuant to this Section shall be transmitted by mail:

          (1) to all registered Holders, as the names and addresses of such Holders appear on the Bond Registrar's books;

          (2) to such Holders as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

          (3) except in the case of reports pursuant to Section 313(b) of the Trust Indenture Act, to each Holder of Bonds whose name and address is preserved at the time by the Trustee in accordance with either of this Indenture or the Trust Indenture Act.

          A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each national securities exchange or over-the-counter system on which the Bonds are listed or traded. The Company shall notify the Trustee when the Bonds are listed or traded on any national securities exchange or over-the-counter market.

SECTION 604.  CERTAIN RIGHTS OF TRUSTEE.

          Except as otherwise provided in the Trust Indenture Act:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated therein;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may require an Officers' Certificate or an Opinion of

     Counsel and (unless other evidence be herein specifically described) may rely upon such Officers' Certificate or Opinion of Counsel and shall not be liable for any action it takes or omits to take in reliance in good faith on such Officers' Certificate or Opinion of Counsel, provided that the Trustee shall have examined the same to the extent and as required by
     SECTION 601;

          (d) the Trustee may consult with counsel and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it;

          (h) the permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty;

          (i) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture; and

          (j) unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an officer of the Company.

SECTION 605.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS.

          The recitals and statements contained herein and in the Bonds and in any document in connection with the sale of the Bonds, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Company of the proceeds of the Bonds or the application of any money received by any Paying Agent other than the Trustee.

SECTION 606.  MAY HOLD BONDS.

          The Trustee, any Paying Agent, the Bond Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Bonds, and, subject to any incorporated provisions of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Paying Agent, Bond Registrar or such other agent.

SECTION 607.  MONEY HELD IN TRUST.

          Money held by the Trustee or any Paying Agent (other than the Company or any of its Affiliates) in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any such Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 608.  COMPENSATION, INDEMNIFICATION AND REIMBURSEMENT.

          The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation in Dollars for its acceptance of this Indenture and for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel); and

          (3) to indemnify in Dollars the Trustee for, and to hold it harmless against, any loss, liability or expense incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The obligations of the Company under this SECTION 608 shall survive the satisfaction and discharge of this Indenture.

          To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Bonds on all money or property held or collected by the Trustee, except that held in trust to pay principal of (or premium, if any) or interest on particular Bonds. Such Lien shall survive the satisfaction and discharge of this Indenture.

SECTION 609.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under SECTION 610.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Bonds.

          (c) The Trustee may be removed at any time and a successor Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Bonds, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act with respect to the Bonds after written request therefor by the Company or by any Holder; or

          (2) the Trustee shall cease to be eligible under Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder or shall cease to be eligible under subsection (h) of this Section; or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to SECTION 514, any Holder may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any reason, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, the successor Trustee appointed by the Company does not take office, the Company or the Holders of a majority in principal amount of the Outstanding Bonds may appoint a successor Trustee. If a successor

Trustee shall be appointed by an Act of the Holders of a majority in principal amount of the Outstanding Bonds delivered to the Company and to the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder may, subject to SECTION 514, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give prompt notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee in the manner provided in SECTION 105 to each Holder. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          (g) If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture, and the Company shall take prompt action to have a successor Trustee appointed in the manner provided herein.

          (h) There shall at all times be a Trustee hereunder, which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having its Corporate Trust Office in New York, New York. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Notwithstanding replacement of the Trustee pursuant to this SECTION 609, the Company's obligations under SECTION 608 shall continue for the benefit of the retiring Trustee.

SECTION 610.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) In the case of an appointment hereunder of a successor Trustee, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee under this Indenture; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to any Lien and claim provided for in SECTION 608.

          (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 611.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds. In case any Bonds shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Bonds, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

SECTION 612.  APPOINTMENT OF AUTHENTICATING AGENT.

          As long as any Bonds remain Outstanding, upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed by the Trustee to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of the Bonds. Bonds authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Bonds by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent except that only the Trustee may authenticate Bonds upon original issuance and pursuant to SECTION 306 hereof. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may resign at any time, and if it shall cease to be eligible in accordance with the provisions of this Section shall resign immediately, by giving written notice of resignation to the applicable Trustee and to the Company.

          Upon receiving such a notice of resignation or upon such a termination, the Trustee shall appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Bonds in the manner provided in SECTION 105. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Trustee for the Bonds agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of SECTION 608. The Authenticating Agent for the Bonds shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

          If an appointment is made pursuant to this Section, the Bonds may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Bonds issued under the within mentioned Indenture.


                              --------------------------------,
                              as Trustee



                              By
                                ------------------------------
                                    As Authenticating Agent

                              By
                                ------------------------------
                                    Authorized Signatory


SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee becomes a creditor of the Company, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company. A Trustee that has resigned or been removed is subject to such provisions of the Trust Indenture Act to the extent provided therein.

                                 ARTICLE SEVEN

                             CONCERNING THE HOLDERS

SECTION 701.  ACTS OF HOLDERS.

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company or such instrument or instruments become effective in accordance with their terms, whichever is later. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Bonds may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced by the instrument or instruments executed by Holders in person or by agent or proxy appointed in writing.

SECTION 702.  PROOF OF OWNERSHIP; PROOF OF EXECUTION OF INSTRUMENTS BY HOLDERS.

          The ownership of Bonds shall be proved by the Bond Register or by a certificate of the Bond Registrar.

          Subject to the provisions of SECTION 604, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a Holder or its agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner: The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgement of deeds, that the person executing such instrument acknowledged to such officer the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of such person's authority.

          The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

SECTION 703.  PERSONS DEEMED OWNERS.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Bond is registered as the owner of such Bond for the purpose of receiving payment of the principal of (and premium, if any) and (subject to SECTION 307) interest, if any, on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and neither the Company, the Trustee nor any agent of the Company or the

Trustee shall be affected by notice to the contrary. All payments made to any Holder, or upon its order, shall be valid and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for the moneys so paid upon such Bond.

SECTION 704.  REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.

          At any time prior to (but not after) any Act by the Holders of the percentage in aggregate principal amount of the Outstanding Bonds specified in this Indenture in connection with such Act becomes effective, as provided in
SECTION 701, any Holder of a Bond the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Bonds the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in
SECTION 702, revoke such Act so far as it concerns such Bond. Except as aforesaid, any such Act taken by the Holder of any Bond shall be conclusive and binding upon such Holder and upon all future Holders of such Bond and of any Bonds issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Bond or such other Bonds.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Company shall not consolidate or merge with or into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) the Person formed by such consolidation or surviving such merger (if not the Company) or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety (the "successor corporation") shall be a corporation organized and existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Bonds and the performance and observance of every covenant and other obligation of this Indenture and the Bonds on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the successor corporation or any Subsidiary as a result of such transaction as having been incurred by such corporation or such Subsidiary at the time of such transaction), no Default or Event of Default shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance that would not be permitted by this Indenture, the Company or such successor corporation shall take such steps as shall be necessary effectively to secure all Bonds equally and ratably with (or prior to) all Indebtedness secured thereby; and

          (4) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture (if any) comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  SUCCESSOR CORPORATION SUBSTITUTED.

      Upon any consolidation with or merger into any other corporation or any conveyance or transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with SECTION 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Bonds.

      Nothing in this ARTICLE EIGHT shall be deemed to affect the rights of any Holder under SECTION 1207.

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by such successor of the covenants and other obligations of the Company herein and in the Bonds contained, all pursuant to and in accordance with this Indenture, including, without limitation, ARTICLE EIGHT and SECTION 1307; or

          (2) to add to the covenants or other obligations of the Company, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default; or

          (4) to secure the Bonds; or

          (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Bonds; or

          (6) to cure any ambiguity; to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Outstanding Bonds; or

          (7) to change any place or places where (A) the principal of and premium, if any, and interest on Bonds shall be payable, (B) all Bonds may be surrendered for registration or transfer, (C) all Bonds may be surrendered for exchange, and (D) notices and demands to or upon the Company in respect of all Bonds and this Indenture may be served.

SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Bonds, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby,

          (1) change the Stated Maturity of the principal of, or premium, if any, or installment of interest on, any Bond, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon redemption or purchase thereof, or otherwise, or adversely affect the right of repayment or purchase, if any, at the option of the Holder, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption or purchase, on or after the Redemption Date or the Purchase Date, as the case may be); or

          (2) change the percentage in principal amount of the Outstanding Bonds, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver, including waiver of compliance with the provisions of this Indenture or defaults hereunder and their consequences provided for in this Indenture; or

          (3) modify any of the provisions of this Section, SECTION 504 or
     SECTION 510, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; provided, however, that this clause shall not be deemed to require the consent of any

     Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of SECTIONS 610 and 901(5); or

          (4) make any Bond payable in money other than Dollars; or

          (5) make any change that adversely affects the rights of any Holder.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to any incorporated provisions of the Trust Indenture Act) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in a material way.

SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the effectiveness of any supplemental indenture under this
Article in accordance with its terms, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.

     Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Bonds.

SECTION 907.  COPIES OF SUPPLEMENTAL INDENTURE.

          Promptly after the execution by the Company and the appropriate Trustee of any supplemental indenture pursuant to SECTION 901 or SECTION 902, the Company shall transmit, in the manner provided in SECTION 105, to all Holders of any of the Bonds, a copy of such supplemental indenture.

                                  ARTICLE TEN

                             AFFIRMATIVE COVENANTS

          The Company hereby covenants and agrees with the Trustee and (i) with the Purchasers and any Major Holder, with respect to all of this ARTICLE TEN, and (ii) with any other Holder, with respect to all of this ARTICLE TEN except SECTIONS 1002(B) and 1002(D), that, so long as any Bonds remain unpaid:

SECTION 1001.  FINANCIAL STATEMENTS.

          The Company shall deliver to the Trustee and each Holder, all in form and substance satisfactory to it:

               (a) as soon as available, but not later than ninety (90) after the end of each fiscal year of the Company (or until the end of the period permitted under Rule 12b-25(b)(2)(ii) under the Exchange Act), a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such year and the related consolidated statements of income, cash flows and stockholders' equity for such fiscal year, reported on by independent public accountants of recognized national standing selected by the Company whose report shall be without limitation as to the scope of the audit, provided, however, that the delivery of the Company's Annual Report on Form 10-K shall satisfy the requirements of this SECTION 1001(A);

               (b) commencing with the fiscal period ending on December 31, 1995, as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of the Company of each year (or until the end of the period permitted under Rule 12b-25(b)(2)(ii) under the Exchange Act), the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related consolidated statements of income and cash flow for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, certified by an authorized financial officer of the Company, provided, however, that the delivery of the Company's Quarterly Report on Form 10-Q shall satisfy the requirements of this
     SECTION 1001(B);

SECTION 1002.  CERTIFICATES; OTHER INFORMATION.

          The Company shall furnish to the Trustee, the Purchasers, any Major Holder or any Holder, as appropriate:

               (a) concurrently with each delivery of the financial statements pursuant to SECTIONS 1001(A) and (B) above, a certificate of an officer of the Company (i) including calculations set forth in reasonable detail showing the Company's compliance with the financial covenants contained herein and (ii) stating that such officer has reviewed the terms of this Indenture, the Bonds, the Securities Purchase Agreement and the Registration Rights Agreement and has made, or caused to be made, a review in reasonable detail of the transactions of the Company and its Subsidiaries during the fiscal period covered by such financial statements, that, to the best of such officer's knowledge, the Company, during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition, in all material respects, contained in this Indenture to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

               (b) promptly after the same are sent or filed, copies of all such financial statements, proxy statements, notices and reports as it shall send to the holders of its outstanding securities (or trustees or agents therefor) and copies of all registration statements (without exhibits) and all reports that it files with the Commission except preliminary proxy statements, preliminary Registration Statements on Form S-8 and Forms 3, 4 and 5;

               (c) upon request by any Holder, any information required to permit the Bonds to be eligible for resale pursuant to Rule 144A promulgated by the Commission under the Securities Act; and

               (d) such additional information or documents pertaining to the Polyphase Entities (financial or otherwise) as the Purchasers or a Major Holder reasonably may request; provided, however, that the Company shall not provide the Purchasers or any Major Holder with material nonpublic information unless the Purchasers or such Major Holder has specifically so requested and entered into a confidentiality agreement with the Company in connection therewith;

and shall also comply with the provisions of Section 314(a) of the Trust Indenture Act.

SECTION 1003.  PRESERVATION OF CORPORATE EXISTENCE.

          Except for such actions as (i) the Board of Directors of the Company shall determine are in the best interest of the Company or (ii) do not have a material adverse effect on the assets, business, prospects, operations or financial or other condition of the Polyphase Entities, taken as a whole, the Company shall, and shall cause each of its Subsidiaries, to:

               (1) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state of incorporation;

               (2) preserve and maintain in full force and effect all material rights, privileges, qualifications, licenses and franchises necessary in the normal conduct of its business;

               (3) qualify to do business as a foreign corporation under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

               (4) use its reasonable efforts, in the ordinary course, to preserve its business organization and preserve the goodwill and business of its customers and suppliers and others having business relations with it.

SECTION 1004.  MAINTENANCE OF PROPERTY.

               The Company shall, and shall cause each of its Subsidiaries to, maintain and preserve all its property that is material to its business in good working order and condition, ordinary wear and tear excepted.

SECTION 1005.  INSURANCE.

     The Company shall maintain, and shall cause each Subsidiary to maintain, with financially sound and reputable insurance companies, insurance with respect to its properties and business, against such losses, damages, casualties and contingencies, of the kinds, covering the risks, and in the relative proportionate amounts, usually carried by companies engaged in businesses similar to that of the Company.

SECTION 1006.  PAYMENT OF OBLIGATIONS.

     Except to the extent that the failure to do so would have (i) a material adverse effect on the assets, business, prospects, operations or financial or other condition of the Polyphase Entities, taken as a whole, or (ii) an adverse effect on the Company's ability to perform its obligations under the Securities Purchase Agreement, the Indenture, the Bonds or the Registration Rights Agreement, the Company shall, and shall cause its Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including without limitation:

               (1) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

               (2) all lawful claims (including, without limitation, claims for labor, services, materials and supplies) that the Company is obligated to pay, which are due and which, if unpaid, might by law become a Lien upon any of its properties or assets.

SECTION 1007.  COMPLIANCE WITH LAWS.

          The Company shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law and with the directions of any Governmental Authority having jurisdiction over it or its business, except where any failure to so comply would not have a material adverse effect on the business, operations, properties, prospects, assets or financial or other condition of the Polyphase Entities, taken as a whole.

SECTION 1008.  NOTICES.

          Upon knowledge of the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer of the Company of the events described below, the Company shall give written notice within ten (10) days to the Trustee and each of the Holders:

               (1) of the occurrence of any Default or Event of Default accompanied by a certificate specifying the nature of such Default or Event of Default and the period of existence thereof;

               (2) of the giving of any notice or the taking of any other action by any Holder with respect to a claimed Default or Event of Default; and

               (3) of any (i) material default or event of default under any material Contractual Obligation of the Company or any of its Subsidiaries or (ii) material dispute, litigation, investigation, proceeding or suspension that may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority.

Each notice pursuant to this SECTION 1008 shall be accompanied by a statement by the Chief Executive Officer, President or Chief Financial Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

SECTION 1009.  ISSUE TAXES.

          The Company shall pay, or cause to be paid, all documentary and similar taxes levied under the laws of the United States of America or any state or local taxing authority thereof or therein in connection with the issuance of the Bonds and the execution and delivery of the other agreements and documents contemplated hereby and any modification of the Bonds or such other agreements and documents and will hold the Holders and the Trustee harmless, without limitation as to time, against any and all liabilities with respect to all such taxes.

SECTION 1010.  PAYMENT AND CONVERSION OF BONDS.

          The Company shall pay the principal of (and premium, if any) and, subject to the grace period contained in SECTION 501 hereof, interest on the Bonds on the dates and in the manner provided therein and in this Indenture (including in each case all such amounts payable upon redemption or purchase of the Bonds pursuant to this Indenture and the Bonds). The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue or delivery upon conversion of the Bonds as provided in ARTICLE THIRTEEN, such number of shares of Common Stock as shall then be issuable or deliverable upon the conversion of all outstanding Bonds. All shares of Common Stock that shall be so issuable or deliverable shall have been duly authorized and shall, when issued or delivered, be validly issued and fully paid and non-assessable, free and clear of any Liens, and shall not have been issued in violation of any preemptive rights. The Company shall use its best efforts to list all such shares of Common Stock on the American Stock Exchange as promptly as practicable following the date hereof. The Company shall issue the Common Stock into which the Bonds are convertible upon the proper surrender thereof in accordance with the provisions of this Indenture and the Bonds and shall otherwise comply with the terms hereof and thereof.

SECTION 1011.  REDEMPTION AND PURCHASE OF BONDS.

          The Company shall redeem the Bonds and purchase the Bonds pursuant to and in accordance with this Indenture.

SECTION 1012.  DISTRIBUTIONS TO HOLDERS.

          All distributions to Holders, whether upon redemption, purchase, payment of principal (or premium, if any) or interest, or otherwise, shall be made pro rata in accordance with the aggregate unpaid principal amount of Bonds held by each such Holder at the time of such distribution.

SECTION 1013.  HSR ACT FILING.

          The Company shall prepare and file, and cooperate with any Holder so that it may prepare and file, in each case within five Business Days of a request by any such Holder, notification and report forms in compliance with the HSR Act in connection with the conversion of any Bonds, if required by the HSR Act, and otherwise fully comply with the requirements of the HSR Act and any requests or requirements of the United States Federal Trade Commission or the United States Department of Justice in connection therewith.

SECTION 1014.  CASH FLOW RATIO.

          The Company covenants that it will not permit the ratio of Consolidated Operating Cash Flow for its fiscal year most recently ended (commencing with the fiscal year ended September 30, 1995) to Projected Fixed Charges to be less than 1.25 to 1.0. If the ratio of Consolidated Operating Cash Flow for any such fiscal year to Projected Fixed Charges is less than 1.25 to 1.0, the Company shall, no later than December 31 of the next fiscal year (or, in the case of the fiscal year ended September 30, 1995, within 30 days following the date of this Indenture), hire an independent financial consultant, who shall be acceptable to a majority of the Major Holders (the "Consultant"), to, within 60 days, prepare a written report in which the Consultant shall recommend to the Company the courses of action that, in the opinion of the Consultant, may enable the Company to maintain a ratio of Consolidated Operating Cash Flow for such and subsequent fiscal years to Projected Fixed Charges of at least 1.25 to 1.0. The Company shall implement all recommendations set forth in such report to the extent and as soon as possible.

SECTION 1015.  MONEY FOR BONDS; PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Bonds, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, by or on each due date of the principal of (and premium, if any) or interest on any Bonds, deposit with any such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust by the Paying Agent for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Bonds) in the making of any payment of principal of (and premium, if any) or interest on the Bonds; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Bond and remaining unclaimed for two years after such principal (and premium, if any) or interest has became due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be transmitted to such Holder, in the manner provided by SECTION 105, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1016.  OFFICERS' CERTIFICATE AS TO DEFAULT.

          The Company will deliver to the Trustee, within forty-five (45) days after the end of each of the first three fiscal quarters in each fiscal year of the Company and ninety (90) days after the end of each fiscal year of the Company, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof (i) the Company is in default in the performance and observation of any of the terms, provisions and conditions of this Indenture or the Bonds or (ii) a Default has occurred, and, if the Company shall be so in default or if a Default shall have occurred, specifying all such defaults and Defaults and the nature thereof of which they may have knowledge and the action that the Company has taken or proposes to take with respect thereto.

                                 ARTICLE ELEVEN

                               NEGATIVE COVENANTS

          The Company hereby covenants and agrees with the Trustee and (i) with the Purchasers, with respect to all of this ARTICLE ELEVEN and (ii) with any other Holder, with respect to all of this ARTICLE ELEVEN that, so long as any Bonds remain unpaid:

SECTION 1101.  TRANSACTIONS WITH AFFILIATES.

          The Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction or otherwise deal with any Affiliate of the Company or of any such Subsidiary (including, in any such case, without limitation, either member of Current Management or any Affiliate of either such member), in the ordinary course of business or otherwise, except pursuant to the reasonable requirements of the business of the Company or such Subsidiary and on terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or of such Subsidiary or of such member of Current Management, except for (i) employment agreements entered into and other employee benefits granted with the approval of the Board of Directors of the Company; (ii) payments under the Bonds; (iii) tax allocation agreements or management agreements among the Polyphase Entities; (iv) guaranty agreements pursuant to which the Company guarantees any of the obligations of the Polyphase Entities; and (v) transactions between or among any of the Company and any Subsidiary or between or among Subsidiaries.

SECTION 1102.  COMPLIANCE WITH ERISA.

          The Company shall not directly or indirectly and will not permit any Subsidiary or any ERISA Affiliate directly or indirectly to (i) terminate in a distress termination any Pension Plan subject to Title IV of ERISA so as to result in any liability to the Company or any Subsidiary, (ii) permit to exist any ERISA Event that presents the risk of a liability of the Company or any Subsidiary, (iii) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in any liability to the Company or any Subsidiary or (iv) take any action that shall result in a Plan intended to be qualified under Section 401(a) or 403(a) of the Code ceasing to be so qualified as to which the Company or its Subsidiary has any liability, which liability in the case of clauses (i) through (iv), individually or together with all other such liabilities, is materially adverse to the assets, business, prospects, operations or financial or other condition of the Polyphase Entities taken as a whole.

SECTION 1103.  RESTRICTED PAYMENTS.

     (a) The Company shall not declare, pay or make a dividend or other distribution on the Common Stock (other than a dividend or distribution with respect to which an adjustment under SECTION 1303(A) is made), including, without limitation, any distribution of assets, properties, cash, rights, obligations or securities, during any 12-month period, having an aggregate Fair Market Value equal to more than 50% of the Consolidated Net Income of the Company for such period, unless at the time of such distribution a payment or other distribution (a "Special Payment") is paid to each Holder in an amount equal to the dividend or other distribution that such Holder would have received had such Holder converted such Bond into shares of Common Stock immediately prior to the declaration or payment of such dividend or other distribution, whichever is earlier.

     (b) Notwithstanding the provisions of subsection (a) of this Section, if and for so long as an Event of Default shall have occurred and be continuing, the Company shall not declare, make or pay any dividend or other distribution (including, without limitation, any distribution of assets, properties, cash, rights, obligations or securities) on, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of any class of its capital stock.

SECTION 1104.  RESTRICTIONS ON CLASSES OF CERTAIN INDEBTEDNESS.

          The Company shall not create, assume, issue or incur, for cash, property or any other consideration or benefit or otherwise, or permit to exist any Indebtedness that is senior in right of payment to the Bonds; provided, however, that nothing in this SECTION 1104 shall be interpreted to prevent the Company from assuming any Indebtedness of any Person that is not senior in right of payment to the Bonds, in anticipation of or in connection with the acquisition of such Person or all or substantially all of the assets of such Person.

SECTION 1105.  USE OF PROCEEDS.

          Unless the Company immediately provides written notice to Holders of the Bonds to the contrary upon application, the proceeds of the issuance of the Bonds will be used solely to fund a portion of the purchase price for the Acquisition. Neither the Company nor any Subsidiary owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR
Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"). No portion of the proceeds of the issuance of the Bonds has been or will be used, directly or indirectly, (i) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock, (ii) for the purpose of maintaining, reducing, retiring or refinancing any Indebtedness of the Company or any other Person that was originally incurred to purchase or carry a stock that is currently a margin stock, or (iii) to extend credit for the purpose of purchasing or carrying any margin stock, or for any other purpose that might constitute this transaction a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action that might cause this Indenture or the Bonds to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

SECTION 1106.  NO RESTRICTIVE AGREEMENTS.

          The Company shall not (and shall not permit any Subsidiary) to enter into or permit to exist any Contractual Obligations that would restrict any Subsidiary from paying management fees, dividends or partnership distributions (whether of income, retained earnings or capital) to, or making loans or advances to the Company or to any Subsidiary directly controlling such Subsidiary, unless the Consolidated Net Income for each fiscal quarter and fiscal year of the Company for which financial statements are required to be delivered pursuant to SECTION 1001 would exceed the sum of (i) Projected Fixed Charges for such fiscal period plus (ii) total operating expenses of the Company and its Subsidiaries for such fiscal period, in each case as reasonably projected by the Company, at the time the Company or such Subsidiary enters into such agreement and giving effect to all such restrictions, based upon factual assumptions reasonably made by the Company in good faith.

                                 ARTICLE TWELVE

                         OPTIONAL REDEMPTION OF BONDS;
                   PURCHASE ON CHANGE OF CONTROL OR DELISTING

SECTION 1201.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Company to redeem any Bonds pursuant to Paragraph 2 of the Bonds shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Bonds pursuant to Paragraph 2 of the Bonds, the Company shall, at least 60 days prior the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Bonds to be redeemed. Such notice shall be accompanied by an Officers' Certificate from the Company to the effect that such redemption complies with the conditions herein. In the case of any redemption of Bonds pursuant to Paragraph 2 of the Bonds prior to the expiration of any restriction on such redemption provided in the terms of such Bonds or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restrictions.

SECTION 1202.  NOTICE OF REDEMPTION.

          Notice of redemption of Bonds pursuant to Paragraph 2 of the Bonds shall be given by the Company, or at the Company's request, by the Trustee in the name and at the expense of the Company, not less than thirty (30) days and not more than sixty (60) days prior to the Redemption Date to each Holder of Bonds to be redeemed in whole or in part pursuant to Paragraph 2 of the Bonds, in the manner provided in SECTION 105. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Bond, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Bond.

          All notices of redemption shall state:

          (1)  the Redemption Date;

          (2) the Redemption Price and the amount of accrued and unpaid interest on the Bonds to be redeemed to the Redemption Date;

          (3) the then-current Conversion Price;

          (4) that Bonds are being redeemed by the Company pursuant to Paragraph 2 of the Bonds, together with a brief statement of the facts permitting such redemption;

          (5) if less than all Outstanding Bonds are to be redeemed, the identification and principal amounts to be redeemed;

          (6) that on the Redemption Date the Redemption Price will become due and payable upon each such Bond to be redeemed together with all accrued and unpaid interest thereon to the Redemption Date, and that, unless the Company defaults in the payment of the Redemption Price, interest thereon, if any, shall cease to accrue on and after said date;

          (7) that the right to convert Bonds called for redemption will terminate at the close of business on the Redemption Date; and

          (8) the name of the Paying Agent and the Place or Places of Payment where such Bonds are to be surrendered for payment of the Redemption Price and the name and address of the conversion agent for the Bonds.

SECTION 1203.  DEPOSIT OF REDEMPTION PRICE.

          On or prior to the Redemption Date for any Bonds, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in SECTION 1015) an amount of money sufficient to pay the Redemption Price of such Bonds or any portions thereof that are to be redeemed on that date together with all accrued and unpaid interest thereon to such date.

SECTION 1204.  BONDS PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, any Bonds to be redeemed pursuant to Paragraph 2 of the Bonds shall, on the Redemption Date, become due and payable at the Redemption Price and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Bonds shall cease to bear interest. Upon surrender of any such Bond for redemption in accordance with the notice described in SECTION 1202, such Bond shall be paid by the Company at the Redemption Price, plus accrued interest to the Redemption Date.

          If any Bond called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) of such Bond shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Bond.

SECTION 1205.  BONDS REDEEMED IN PART.

          Any Bond that is to be redeemed only in part shall be, if the Company, the Bond Registrar or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Company, the Bond Registrar and the Trustee, duly executed by, the Holder thereof or its attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Bond without service charge, a new Bond or Bonds, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered.

          If any Bond selected for partial redemption is converted in part, the converted portion of such Bond shall be deemed (so far as may be) to be the portion selected for redemption.

SECTION 1206.  SELECTION OF BONDS TO BE REDEEMED.

          If fewer than all the Bonds are to be redeemed pursuant to Paragraph 2 of the Bonds, the Trustee shall select the Bonds to be redeemed on a pro rata basis, provided, that if pro rata redemption is not then permitted by an applicable legal or securities exchange requirement, the Trustee shall select the Bonds to be redeemed by lot or by any other method that complies with applicable legal and securities exchange requirements, if any. The Trustee shall make the selection from Outstanding Bonds not previously called for redemption. The Trustee may select for redemption portions of the principal of Bonds that have denominations larger than $1,000. Bonds and portions of them that the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Bonds called for redemption also apply to portions of Bonds called for redemption. The Trustee shall notify the Company promptly of the Bonds or portions of Bonds to be redeemed.

SECTION 1207.  CHANGE OF CONTROL; DELISTING.

     (a) Put Provision. If and whenever a Change of Control or a Delisting shall occur, each Holder shall have the right, at its option, to require the Company to purchase all or any portion of such Holder's Bonds at a cash price (the "Purchase Price") equal to the greater of (i) the Current Market Price per share of Common Stock (determined with reference to the date described in the following clause (i) or (ii), as applicable) multiplied by the number of shares of Common Stock into which the aggregate principal amount of such Bonds is convertible at the Conversion Price in effect on (A) in the event of a merger or consolidation described in clause (d)(i) or (d)(ii) of the definition of Change of Control set forth in Paragraph 4 of the Bonds, the earlier of (1) the date of execution of the definitive merger or consolidation agreement in respect of such merger or consolidation and (2) the date any of the principal terms of such merger or consolidation are publicly announced or (B) in the event of any other Change of Control, the date such Change of Control occurs, and (ii) the Redemption Price in effect on the date of such event, together with all accrued and unpaid interest to the Purchase Date, in accordance with this SECTION 1207.

     (b) Within 10 days following each Change of Control or Delisting, the Company shall mail a notice to each Holder, with a copy to the Trustee, stating:

          (1) that a Change in Control or Delisting has occurred and that such Holder has the right to require the Company to purchase all or any portion of such Holder's Bonds at the Purchase Price;

          (2) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, earnings per share, cash flow and capitalization after giving effect to such Change of Control) or such Delisting;

          (3) the purchase date fixed by the Company in respect of such event, which shall be no earlier than 30 days nor later than 60 days from the date such notice is given (the "Purchase Date") and the Purchase Price;

          (4) the instructions determined by the Company, consistent with this Section, that a Holder must follow in order to have its Bonds purchased, including the Place or Places of Payment at which Bonds are to be surrendered for payment of the Purchase Price; and

          (5) the then-current Conversion Price.

No failure on the part of the Company to give such notice shall limit any of the Holder's rights under this Section.

     (c) Holders electing to have a Bond purchased will be required to surrender the Bond, with an appropriate form duly completed, to the Company at the address specified in the notice at least ten Business Days prior to the Purchase Date. Any Holder will be entitled to withdraw its election if the Trustee or the Company receives not later than three Business Days prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of the Bonds delivered for purchase by such Holder and a statement that such Holder is withdrawing its election to have such Bonds purchased. Holders electing to have a Bond, or any portion thereof, purchased shall retain the right to convert all Bonds, or any portion thereof, delivered for purchase at any time prior to the close of business on the third Business Day immediately preceding the Purchase Date.

     (d) On the Purchase Date, all Bonds required to be purchased by the Company under this Section shall become due and payable at the Purchase Price, and the Company shall pay the Purchase Price plus accrued and unpaid interest, if any, on such Bonds to the Holders entitled thereto and shall deliver all Bonds so purchased to the Trustee for cancellation. The provisions of SECTION 1205 shall also apply to the purchase by the Company of any portions of Bonds pursuant to this Section. The Company shall deposit with the Paying Agent no later than one
(1) Business Day prior to any Purchase Date an amount equal to the Purchase Price. Provisions of this Indenture that apply to the right of Holders to require the Company to purchase Bonds pursuant to this Section also apply to portions of Bonds.


                                ARTICLE THIRTEEN

                              CONVERSION OF BONDS

SECTION 1301.  OPTIONAL CONVERSION.

          Any Holder shall have the right, at its option, at any time prior to the close of business on December 1, 1997, to convert, subject to the terms and provisions of this ARTICLE THIRTEEN, the principal amount of any Bond (or any portion of the principal amount thereof that is $1,000 or an integral multiple of $1,000) into such number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100 of a share) as is equal to (i) the principal amount of the Bond or such portion divided by (ii) $5.00, subject to adjustment as provided in SECTION 1303 (such price, as so adjusted, is referred to herein as the "Conversion Price"), except that (a) with respect to any Bond, or any portion thereof, which shall be called for redemption pursuant to Paragraph 2 of the Bonds, such right shall terminate at the close of business on the Redemption Date for such Bond, or such portion, unless in any such case the Company shall default in payment of the Redemption Price due upon such redemption and (b) with respect to any Bond, or any portion thereof, delivered by a Holder for purchase by the Company pursuant to Paragraph 4 of the Bonds, such right shall terminate at the close of business on the Purchase Date for such Bond, or such portion, unless in any such case the Company shall default in payment of the Purchase Price therefor. Such conversion right shall be exercised by the surrender of the Bond or Bonds, the principal amount of which is so to be converted, to the Trustee at its Corporate Trust Office any time during usual business hours, with the Option of the Holder to Elect Purchase/Conversion on the back of the Bond completed and signed, accompanied (if so required by the Company) by a written instrument or instruments of transfer in form reasonably satisfactory to the Trustee duly executed by the Holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to SECTION 1306. For convenience, the conversion of all or a portion, as the case may be, of the principal amount of any Bond into Common Stock is hereinafter sometimes referred to as the conversion of such Bond. All Bonds surrendered for conversion shall be delivered to the Trustee for cancellation and canceled by it and, subject to the next sentence, no Bond shall be issued in lieu thereof. In the case of any Bond that is converted in part only, upon such conversion the Trustee shall authenticate and deliver to the Holder thereof a new Bond or Bonds of authorized denominations equal in aggregate principal amount to the unconverted portion of the Bond surrendered.

     Upon conversion of any Bond or portion thereof, the Holder thereof shall be entitled to receive payment of all accrued and unpaid interest on such Bond or portion thereof through the date of conversion.

     The Company shall comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Bonds and will use its best efforts to list such shares on each national securities exchange or national market system on which the Common Stock is listed or traded.

SECTION 1302.  ISSUANCE OF COMMON STOCK; TIME OF CONVERSION.

          As promptly as practicable after the surrender, as herein provided, of any Bond or Bonds for conversion pursuant to SECTION 1301, the Company shall, directly or through the Trustee, deliver to or upon the written order of the Holder of the Bond or Bonds so surrendered a certificate or certificates representing the number of fully paid and non-assessable shares of Common Stock into which such Bond or Bonds (or portion thereof) may be or was converted in accordance with the provisions of this ARTICLE THIRTEEN together with a check in an amount equal to (i) any amount in lieu of a fractional share of Common Stock determined in accordance with SECTION 1304 and (ii) the amount of all accrued and unpaid interest on the converted Bond or Bonds through the date of conversion. Subject to the following provisions of this paragraph and of
SECTION 1303, such conversion shall be deemed to have been made immediately prior to the close of business on the date that such Bond or Bonds shall have been surrendered in satisfactory form for conversion, so that the rights of the Holder of such Bond or Bonds as a Holder shall cease with respect to such Bond or Bonds (or the portion thereof being converted) at such appropriate time, and the Person or Persons entitled to receive the Common Stock deliverable upon conversion of such Bond or Bonds shall be treated for all purposes as having become the record holder or holders of such Common Stock at such appropriate time, and such conversion shall be at the Conversion Price in effect at such time; provided, however, that no surrender shall be effective to constitute the Person or Persons entitled to receive the Common Stock deliverable upon such conversion as the record holder or holders of such Common Stock while the share transfer books of the Company shall be closed (but not for any period in excess of fifteen (15) days), but such surrender shall be effective to constitute the Person or Persons entitled to receive such Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such share transfer books are open (or following such fifteen-day period), and such conversion shall be deemed to have been made at, and shall be made at the Conversion Price in effect at, such time on such next succeeding day.

          If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next succeeding Business Day.

SECTION 1303.  ADJUSTMENT OF CONVERSION PRICE.

          The Conversion Price shall be subject to adjustment as follows:

               (a) In case the Company shall at any time or from time to time
     (i) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock (which, for purposes of this SECTION 1303 shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Company, (ii) subdivide the outstanding shares of Common Stock into a larger number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, (iv) issue any shares of its capital stock in a reclassification of the Common Stock or (v) pay a dividend or make a distribution on the outstanding shares of Common Stock in shares of its capital stock pursuant to a shareholder rights plan, "poison pill" or similar arrangement, then, and in each such case, the conversion privilege and the Conversion Price in effect immediately prior to such event shall be adjusted so that the Holder of any Bond thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company that such Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such Bond been converted immediately prior to the happening of such event. Such adjustment shall be made successively whenever any event described above shall occur. An adjustment made pursuant to this subsection (a) shall become effective retroactively (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, combination or reclassification, at the close of business on the day upon which such corporate action becomes effective.

               (b) In case the Company shall at any time or from time to time issue or sell shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) to all holders of its Common Stock at a price per share less than the Current Market Price per share of Common Stock then in effect at the record date referred to in the immediately following paragraph (treating the price per share of any security convertible or exchangeable or exercisable into Common Stock as equal to (x) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), other than issuances or sales of Common Stock pursuant to any employee benefit plan, then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect on the day immediately prior to such record date, by a fraction (A) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (B) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock that the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Current Market Price per share of Common Stock on such record date. If the Company shall issue or sell shares of Common Stock or rights, options, warrants or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash, the amount of such consideration shall be determined in good faith by the Board of Directors whose determination shall be conclusive and evidenced by a Board Resolution.

               Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively immediately after the close of business on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights; provided, that the determination as to whether an adjustment is required to be made pursuant to this SECTION 1303(B) shall only be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrant or other right.

               Notwithstanding the foregoing, in the event of such issuance or sale of Common Stock at a price less than the Current Market Price, no such adjustment under this SECTION 1303(B) need be made to the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Price.

               (c) If the Company shall distribute to all holders of Common Stock (i) any rights or warrants to subscribe for or purchase any security of the Company (other than those referred to in paragraph (b) above) or
     (ii) any evidence of indebtedness or other securities of the Company (other than capital stock) or (iii) assets (other than cash) having an aggregate fair market value (as determined by the Board of Directors as provided below) that, together with all other such distributions for which an adjustment pursuant to this paragraph (c) has not been made within 12 months preceding the record date fixed for determination of holders entitled to receive such distribution, exceeds 10% of the product of the number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price per share of the Common Stock on such record date, then in each case the Conversion Price shall be adjusted so that the Conversion Price shall thereafter equal the price determined by multiplying the Conversion Price on the day immediately preceding such record date by a fraction, the numerator of which shall be such Current Market Price minus the per share Fair Market Value (as determined in a Board Resolution, which shall be conclusive evidence of such Fair Market Value) of such rights, warrants, evidences of indebtedness or other securities or assets, as the case may be, so distributed to holders of the Common Stock, and the denominator of which shall be such Current Market Price.

               (d) If, at any time, as a result of any adjustment made pursuant to paragraphs (a), (b) or (c) above, the Holder of any Bond thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such shares so receivable upon conversion of any Bond shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in such paragraphs
     (a), (b) and (c) with respect to the Common Stock.

               (e) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

               (f) Upon any increase or decrease in the Conversion Price, then, and in each such case, the Company promptly shall deliver to the Trustee and each Holder at least ten (10) Business Days prior to effecting any of the foregoing transactions an Officers' Certificate, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.

               (g) Notwithstanding any other provision of this SECTION 1303, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of the Common Stock and any such purported adjustment shall instead reduce the Conversion Price to such par value.
     The Company hereby covenants not to take any action (i) to increase the par value per share of the Common Stock or (ii) that would or does result in any adjustment in the Conversion Price that, if made without giving effect to the previous sentence, would cause the Conversion Price to be less than the par value per share of the Common Stock.

SECTION 1304.  NO FRACTIONAL SHARES.

               No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Bond or Bonds. If more than one Bond shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Bonds so surrendered. If the conversion of any Bond or Bonds results in a fraction, an amount equal to such fraction multiplied by the Closing Price of the Common Stock on the Business Day

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

immediately preceding the day of conversion shall be paid to such holder in cash by the Company.

SECTION 1305.  PRIOR NOTICE OF CERTAIN EVENTS.

         In case at any time or from time to time:

               (1) the Company shall declare a dividend (or any other distribution) on its Common Stock;

               (2) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants;

               (3) there shall be any reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or other disposition of all or substantially all of the assets of the Company; or

               (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall mail to the Trustee and each Holder of Bonds at its last address appearing on the Bond Register, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective. Such notice also shall specify the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

SECTION 1306.  TAXES AND CHARGES.

          The issuance or delivery of certificates for Common Stock upon the conversion of Bonds shall be made without charge to the converting Holder of Bonds for such certificates or for any documentary, stamp, transfer or other tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the Bonds converted; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the Bonds converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

SECTION 1307.  REORGANIZATION OF THE COMPANY.

     If the Company is a party to a transaction subject to SECTION 801 or a merger that reclassifies or changes its outstanding Common Stock, the successor corporation shall enter into a supplemental indenture, in accordance with and subject to the provisions of ARTICLE NINE, that shall provide that the Holder of a Bond may convert it into the kind and amount of securities, cash or other assets which such Holder would have owned immediately after the consolidation, merger, conveyance, transfer or lease if such Holder had converted the Bond immediately before the effective date of such transaction. The supplemental indenture shall provide for adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Article.

SECTION 1308.  CANCELLATION OF CONVERTED BONDS.

     All Bonds delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee as provided in SECTION 308.

                                ARTICLE FOURTEEN

                                  DISPOSITIONS

SECTION 1401.  DISPOSITIONS BY CURRENT MANAGEMENT.

          Notwithstanding anything to the contrary in this Indenture, each member of Current Management shall be free to transfer any part of their respective shares of Common Stock to (i) the spouse of such member, (ii) any lineal descendant of such member or (iii) any entity controlled by such member or both such members.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              POLYPHASE CORPORATION


                              By:  /s/ James Rudis
                                 -----------------------------------------
                              Print Name: James Rudis
                                         ---------------------------------
                              Title:  Executive Vice President
                                    --------------------------------------

Attest:


By:  /s/ Don E. McMillen
   --------------------------
Print Name:  Don E. McMillen
           ------------------
Title:  Secretary
      -----------------------

Seal

                              IBJ SCHRODER BANK & TRUST COMPANY,
                              AS TRUSTEE


                              By: /s/ Max Volmar
                                 -----------------------------------------
                              Print Name: Max Volmar
                                         ---------------------------------
                              Title: Vice President
                                    --------------------------------------

Attest:


By: /s/ Kerry A. Monaghan
   --------------------------
Print Name: Kerry A. Monaghan
           ------------------
Title: Assistant Secretary
      -----------------------

Seal

STATE OF NEW YORK   )
                    )      ss:
COUNTY OF NEW YORK  )


          On the 1st day of December, 1995, before me personally came James Rudis to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President of Polyphase Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                             /s/ Susan Porro
                                  --------------------------------------
                                              Notary Public


SEAL                                             SUSAN PORRO
                                     Notary Public, State of New York
                                               No. 31-4832995
                                       Qualified in New York County
                                    Certificate Filed In Ne York County
                                     Commission Expires August 31, 1997

STATE OF NEW YORK   )
                    )      ss:
COUNTY OF NEW YORK  )


          On the 1st day of December, 1995, before me personally came Max Volmar to me known, who, being by me duly sworn, did depose and say that he is a Vice President of IBJ Schroder Bank & Trust Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.

                                           /s/ Kathleen Keavey
                                  --------------------------------------
                                              Notary Public

SEAL                                           KATHLEEN KEAVEY
                                     Notary Public, State of New York
                                               No. 01KE4971667
                                       Qualified in New York County
                                    Certificate Filed In New York County
                                    Commission Expires November 9, 1997